Securities Act of 1933 Registration No. 333-139427

Investment Company Act of 1940 Registration No. 811-21991

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  __120___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  __123___

Fidelity Rutland Square Trust II

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Christina H. Lee Secretary and Chief Legal Officer 245 Summer Street Boston, Massachusetts 02210 (Name and Address of Agent for Service)	With copies to: John V. O’Hanlon, Esq. Dechert LLP One International Place, 40th Floor 100 Oliver Street Boston, Massachusetts 02110

It is proposed that this filing will become effective on April 29, 2024 pursuant to paragraph (a)(1) of Rule 485 at 12:01 a.m. Eastern Time.

Fund/Ticker
Strategic Advisers® Income Opportunities Fund/FPIOX
Offered exclusively to certain managed account clients of Strategic Advisers LLC or its affiliates - not available for sale to the general public

Prospectus
April 29, 2024

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Strategic Advisers® Income Opportunities Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary
Fund:
Strategic Advisers® Income Opportunities Fund

Investment Objective

Strategic Advisers® Income Opportunities Fund seeks a high level of current income. The fund may also seek capital appreciation.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

[Information to be provided in a subsequent amendment.]
This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

[Information to be provided in a subsequent amendment.]
Portfolio Turnover

The fund will not incur transaction costs, such as commissions, when it buys and sells shares of affiliated mutual funds but may incur transaction costs when buying or selling non-affiliated funds and other types of securities (including Exchange Traded Funds (ETFs)) directly (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was [_]% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing primarily in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Potentially investing in non-income producing securities, including defaulted securities and common stocks.
  Investing in companies in troubled or uncertain financial condition.
  Investing in domestic and foreign issuers.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default) and futures contracts - and forward-settling securities, to adjust the fund's risk exposure and/or to manage liquidity.
  Implementing investment strategies by investing directly in securities through one or more managers (sub-advisers) or indirectly in securities through one or more other funds, referred to as underlying funds, which in turn invest directly in securities (as described below).
  Allocating assets among affiliated high yield funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated high yield funds that participate in Fidelity's FundsNetwork®, non-affiliated ETFs (collectively, underlying funds), and sub-advisers.
  Allocating assets among underlying funds and sub-advisers to achieve portfolio characteristics similar to those of the ICE® BofA® US High Yield Constrained Index.
  Allocating assets among sub-advisers and underlying funds using proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
Pursuant to an exemptive order granted by the Securities and Exchange Commission (SEC), Strategic Advisers LLC (Strategic Advisers) is permitted, subject to the approval of the Board of Trustees, to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement.
Principal Investment Risks
  Multiple Sub-Adviser Risk.
Separate investment decisions and the resulting purchase and sale activities of the fund's sub-advisers might adversely affect the fund's performance or lead to disadvantageous tax consequences.
  Investing in Other Funds.
Regulatory restrictions may limit the amount that one fund can invest in another, which means that the fund's manager may not be able to invest as much as it wants to in some other funds. The fund bears all risks of investment strategies employed by the underlying funds, including the risk that the underlying funds will not meet their investment objectives. Underlying funds that are passively managed attempt to track the performance of an unmanaged index of securities and as such their performance could be lower than actively managed funds, which may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline. In addition, errors in the construction of the index tracked by an underlying passively managed fund may have an adverse impact on the performance of such underlying fund.
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Industry Exposure.
Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or group of related industries.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
Investments in covenant-lite loans carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Leverage Risk.
Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  Investing in ETFs.
ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. ETFs that track an index are subject to tracking error and may be unable to sell poorly performing assets that are included in their index or other benchmark.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

[Information to be provided in a subsequent amendment.]
Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.
[Information to be provided in a subsequent amendment.]

Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. FIAM LLC, PGIM, Inc., and T. Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
Portfolio Manager(s)
Charles Sterling (Lead Portfolio Manager) has managed the fund since 2018.
Jonathan Duggan (Co-Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
The fund is not available for sale to the general public.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.
The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.
The fund is open for business each day the New York Stock Exchange (NYSE) is open.
There is no purchase minimum for fund shares.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics
Investment Details

Investment Objective
Strategic Advisers® Income Opportunities Fund seeks a high level of current income. The fund may also seek capital appreciation.
Principal Investment Strategies
The fund normally invests primarily in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds). The fund may also invest in non-income producing securities, including defaulted securities and common stocks. The fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.
The fund may invest in securities of foreign issuers in addition to securities of domestic issuers.
The fund may engage in transactions that have a leveraging effect, including investments in derivatives, regardless of whether it may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund may invest a significant portion of its assets in these types of investments. As a result, the fund's investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, forwards, and futures contracts (both long and short positions) on securities and indexes. The fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.
The fund implements its investment strategies by investing directly in securities through one or more sub-advisers or indirectly in securities through one or more underlying funds, which in turn invest directly in securities.
The Adviser may allocate the fund's assets among any number of underlying funds or sub-advisers at any time. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation at all to one or more sub-advisers.
The Adviser allocates assets among underlying funds and sub-advisers according to an allocation strategy designed to achieve portfolio characteristics similar to those of the ICE® BofA® US High Yield Constrained Index.
The Adviser pursues a disciplined, benchmark-driven approach to portfolio construction, and monitors and adjusts allocations to underlying funds and sub-advisers as necessary to favor those underlying funds and sub-advisers that the Adviser believes will provide the most favorable outlook for achieving the fund's investment objective.
When determining how to allocate the fund's assets among sub-advisers and underlying funds, the Adviser uses proprietary fundamental and quantitative research, considering factors including, but not limited to, performance in different market environments, manager experience and investment style, management company infrastructure, costs, asset size, and portfolio turnover.
The fund may invest in affiliated high yield funds (i.e., Fidelity® funds, including mutual funds and ETFs), non-affiliated high yield funds that participate in Fidelity's FundsNetwork® and in non-affiliated ETFs. Underlying funds include both funds managed by Fidelity Management & Research Company LLC (FMR) (an affiliated company that, together with the Adviser, is part of Fidelity Investments) or an affiliate and funds managed by investment advisers other than Fidelity. Fidelity may receive service fees that typically are at an annual rate of up to 0.40% of a non-affiliated underlying fund's average daily net assets attributable to purchases through Fidelity's FundsNetwork®, though such fees may be higher or lower, or may be charged as transaction and/or account fees. In addition, the fund may invest in ETFs in transactions not occurring through Fidelity's FundsNetwork®.
The Adviser generally identifies high yield funds by reference to a fund's name, policies, or classification by a third-party ranking or ratings organization.
The Adviser may actively adjust the allocation of the fund's assets at any time. For current information on fund holdings, please call 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com. For information on the underlying funds, see the underlying funds' prospectuses. A copy of any underlying Fidelity® fund's prospectus is available at www.fidelity.com or institutional.fidelity.com. For a copy of any other underlying fund's prospectus, visit the web site of the company that manages or sponsors that underlying fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
To select investments, a sub-adviser may analyze the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, a sub-adviser may consider, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
In selecting foreign securities, a sub-adviser's analysis may also consider the credit, currency, and economic risks associated with the security and the country of its issuer. A sub-adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the fund, a sub-adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to buy (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The fund's initial shareholder approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, the Adviser has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Description of Principal Security Types
In addition to investing in underlying funds, the fund may invest directly in the following principal security types:
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities, and warrants.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.
Some of the debt securities in which the fund invests may be "covenant-lite," which means these obligations lack or contain fewer or contingent financial covenants or other financial protections for lenders and investors than other obligations.
Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).
Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.
Principal Investment Risks
Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund's performance. The fund's share price changes daily based on the performance of the underlying funds and securities in which it invests and on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of underlying funds and securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that underlying fund or issuer.
If the Adviser's or a sub-adviser's allocation strategies do not work as intended, the fund may not achieve its objective. A portfolio manager's evaluations and assumptions in selecting underlying funds or individual securities may be incorrect in view of actual market conditions.
When your shares are sold they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.
The following factors can significantly affect the fund's performance:
Multiple Sub-Adviser Risk. Because each sub-adviser manages its allocated portion, if any, independently from another sub-adviser, it is possible that the sub-advisers' security selection processes may not complement one another. As a result, the fund's aggregate exposure to a particular industry or group of industries, or to a single issuer, could unintentionally be larger or smaller than intended. Because each sub-adviser directs the trading for its own portion, if any, of the fund, and does not aggregate its transactions with those of the other sub-advisers, the fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire fund.
Investing in Other Funds. Regulatory restrictions may limit the amount that one fund can invest in another, and in certain cases further limit investments to the extent a fund's shares are already held by the Adviser or its affiliates. The fund bears all risks of investment strategies employed by the underlying funds. The fund does not control the investments of the underlying funds, which may have different investment objectives and may engage in investment strategies that the fund would not engage in directly. Aggregation of underlying fund holdings may result in indirect concentration of assets in a particular industry or group of industries, or in a single issuer, which may increase volatility. Some of the underlying funds in which the fund invests are managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of an underlying fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the performance of these underlying passively managed funds could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. In addition, errors in the construction or calculation of the index tracked by an underlying passively managed fund may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the performance of the underlying fund and its shareholders.
Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. Fluctuations, especially in foreign markets, can be dramatic over the short as well as long term, and different parts of the market, including different market sectors, and different types of equity securities can react differently to these developments. For example, stocks of companies in one sector can react differently from those in another, large cap stocks can react differently from small cap stocks, "growth" stocks can react differently from "value" stocks, and stocks selected using quantitative or technical analysis can react differently than stocks selected using fundamental analysis. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. Changes in the financial condition of a single issuer can impact the market as a whole. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.
Floating Rate Loans. The value of the collateral securing a floating rate loan can decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Floating rate loans generally are subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual floating rate loans. For example, if the credit quality of a floating rate loan unexpectedly declines significantly, secondary market trading in that floating rate loan can also decline for a period of time. During periods of infrequent trading, valuing a floating rate loan can be more difficult, and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed, including extended trade settlement periods. Difficulty in selling a floating rate loan can result in a loss.
Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. In market environments where interest rates are rising, issuers may be less willing or able to make principal and/or interest payments on securities when due. Although the transition process away from certain benchmark rates, including London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another), has become increasingly well-defined, any potential effects of the transition away from LIBOR and other benchmark rates on financial markets, a fund or the financial instruments in which a fund invests can be difficult to ascertain and may adversely impact a fund's performance.
Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.
Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.
Industry Exposure. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. In addition, from time to time, a small number of companies may represent a large portion of a single industry or a group of related industries as a whole, and these companies can be sensitive to adverse economic, regulatory, or financial developments.
Prepayment. Many types of debt securities, including mortgage securities, inflation-protected debt securities, and floating rate loans, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment or when the credit quality of an issuer improves and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.
Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.
Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.
Covenant-lite obligations are obligations that lack or contain fewer or contingent financial covenants and other financial protections for lenders and investors than other obligations, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A fund may receive less or less frequent financial information from a borrower under a covenant-lite obligation than under a traditional loan, which may result in more limited access to financial information, difficulty evaluating a borrower's financial performance over time and delays in exercising rights and remedies in event of the borrower's significant financial decline. As a result, a fund's investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.
Investing in ETFs. ETFs may trade in the secondary market (e.g., on a stock exchange) at prices below the value of their underlying portfolios and may not be liquid. An ETF that is not actively managed cannot sell poorly performing stocks or other assets as long as they are represented in its index or other benchmark. ETFs that track an index are subject to tracking error risk (the risk of errors in matching the ETF's underlying assets to its index or other benchmark).
In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.
Other Investment Strategies
The fund may have indirect exposure to derivatives through its investments in underlying funds.

Non-Fundamental Investment Policies
The fund's investment objective is non-fundamental and may be changed without shareholder approval.

Valuing Shares

The fund is open for business each day the NYSE is open.
The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.
NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the SEC.
To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.
Shares of underlying funds (other than ETFs) are valued at their respective NAVs. NAV is calculated using the values of the underlying funds in which the fund invests. For an explanation of the circumstances under which the underlying funds will use fair value pricing and the effects of using fair value pricing, see the underlying funds' prospectuses and Statements of Additional Information (SAIs). Other assets (including securities issued by ETFs) are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.
Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets, if applicable, present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.
Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information
Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.
As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.
General Information
Shares can be purchased only through certain discretionary investment programs offered by the Adviser or its affiliates. If you are not currently a client of a Fidelity discretionary investment program, please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m. Eastern time, Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the SAI.
The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.
Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.
Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.
The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.
Buying Shares
Eligibility
Shares are generally available only to investors residing in the United States.
Shares are available only to certain discretionary investment programs offered by the Adviser or its affiliates.
There is no minimum balance or purchase minimum for fund shares.
Price to Buy
The price to buy one share is its NAV. Shares are sold without a sales charge.
Shares will be bought at the NAV next calculated after an order is received in proper form.
Provided the fund receives an order to buy shares in proper form before the close of business, the fund may place an order to buy shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.
Selling Shares
The price to sell one share is its NAV.
Shares will be sold at the NAV next calculated after an order is received in proper form.
Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.
Provided the fund receives an order to sell shares in proper form before the close of business, the fund may place an order to sell shares of an underlying Fidelity® fund after the close of business, pursuant to a pre-determined allocation, and receive that day's NAV.
See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.
Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
Redemption proceeds may be paid in underlying fund shares, securities, or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.
Policies Concerning the Redemption of Fund Shares
Shares of the fund are only available to certain discretionary investment programs offered by the Adviser or its affiliates.
If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.
If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.
As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.
Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.
In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.
When your relationship with your managed account provider is terminated, your shares may be sold at the discretion of the managed account provider at the NAV next calculated after the sell order is placed, in which case the redemption proceeds will remain in your account pending your instruction.
Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.
The fund normally declares dividends and pays capital gain distributions per the tables below:
Fund Name	Dividends Paid
Strategic Advisers® Income Opportunities Fund	Declares daily and pays monthly
Fund Name	Capital Gains Paid
Strategic Advisers® Income Opportunities Fund	April, December
Distribution Options
Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.
Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you (for non-retirement accounts).
Taxes on Distributions
Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, certain distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. A percentage of certain distributions of dividends may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met).
If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.
Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option; however, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.
Taxes on Transactions
Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.
Fund Services
Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.
The fund employs a multi-manager and a fund of funds investment structure. The Adviser may allocate the fund's assets among any number of sub-advisers or underlying funds. The Adviser may adjust allocations among underlying funds or sub-advisers from time to time, including making no allocation to, or terminating the sub-advisory contract with, a sub-adviser.
Adviser
Strategic Advisers LLC. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.
As of December 31, 2022, the Adviser had approximately $632.6 billion in discretionary assets under management, and approximately $3.9 trillion when combined with all of its affiliates' assets under management.
As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.
Sub-Adviser(s)
FIAM LLC (FIAM), at 900 Salem Street, Smithfield, Rhode Island 02917, has been retained to serve as a sub-adviser for the fund. FIAM is an affiliate of Strategic Advisers. As of December 31, 2022, FIAM had approximately $152.3 billion in discretionary assets under management.
Other investment advisers have been retained to assist FIAM with foreign investments:
  FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR UK had approximately $14.7 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of both FIAM and the Adviser.
  FMR H.K., at Floor 19, 41 Connaught Road Central, Hong Kong, has been retained to serve as a sub-subadviser for the fund. As of December 31, 2022, FMR H.K. had approximately $21.4 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of both FIAM and the Adviser.
  FMR Japan, at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, has been retained to serve as a sub-subadviser for the fund. As of March 31, 2023, FMR Japan had approximately $2.9 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of both FIAM and the Adviser.
PGIM, Inc. (PGIM), at 655 Broad Street, Newark, New Jersey 07102, has been retained to serve as a sub-adviser for the fund. As of December 31, 2022, PGIM had approximately $770 billion in assets under management.
T. Rowe Price Associates, Inc. (T. Rowe Price), at 100 East Pratt Street, Baltimore, Maryland 21202, has been retained to serve as a sub-adviser for the fund. As of March 31, 2023, T. Rowe Price had approximately $1.34 trillion in assets under management.
Portfolio Manager(s)
Charles Sterling is Lead Portfolio Manager of Strategic Advisers® Income Opportunities Fund, which he has managed since 2018. Since joining Fidelity Investments in 1996, Mr. Sterling has worked as research analyst and portfolio manager.
Jonathan Duggan is Co-Portfolio Manager of Strategic Advisers® Income Opportunities Fund, which he has managed since 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Duggan has worked as team leader of fixed income research and portfolio manager.
The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).
From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.
Advisory Fee(s)
The fund pays a management fee to the Adviser.
The management fee is calculated and paid to the Adviser every month.
The fund's management fee is calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s).
Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.
The fund's maximum aggregate annual management fee will not exceed 0.75% of the fund's average daily net assets.
The Adviser has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the fund's average daily net assets through September 30, 2026.
The management fee paid, as a percentage of a fund's average net assets, for the fiscal year ended February 29, 2024, is shown in the following table:
[Information to be provided in a subsequent amendment.]
In return for the services of the fund's sub-advisers, the Adviser will pay each of the fund's sub-advisers the fee (as described above) payable to that sub-adviser.
FIAM, in turn, will pay FMR H.K., FMR Japan, and FMR UK for providing sub-subadvisory services.
[The basis for the Board of Trustees approving the management contract, sub-advisory agreements, and sub-subadvisory agreements for the fund is available in the fund's [annual/semi-annual] report for the fiscal period ended [__].]
Fund Distribution

FDC distributes the fund's shares.
Distribution and Service Plan(s)
The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.
Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.
If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.
No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to, or to buy shares of the fund from, any person to whom it is unlawful to make such offer.

Appendix
Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by [_____________], independent registered public accounting firm, whose report(s), along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.
[Information to be provided in a subsequent amendment.]

Additional Index Information

ICE® BofA® US High Yield Constrained Index is a modified market capitalization-weighted index of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch). The country of risk of qualifying issuers must be an FX-G10 member, a Western European nation, or a territory of the US or a Western European nation. The FX-G10 includes all Euro members, the US, Japan, the UK, Canada, Australia, New Zealand, Switzerland, Norway and Sweden. In addition, qualifying securities must have at least one year remaining to final maturity, a fixed coupon schedule and at least $100 million in outstanding face value. Defaulted securities are excluded. The index contains all securities of ICE® BofA® US High Yield Index but caps issuer exposure at 2%.
IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT
To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.
For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.
For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its Statement of Additional Information (SAI) and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.
For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.
The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-21991
Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.
1.912887.	SRQ-PRO-0424
Fund	Ticker
Strategic Advisers® Income Opportunities Fund	FPIOX

Fund of Fidelity Rutland Square Trust II

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

Offered exclusively to certain clients of Strategic Advisers LLC (Strategic Advisers) or its affiliates - not available for sale to the general public.
This Statement of Additional Information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report(s) are supplied with this SAI.
To obtain a free additional copy of a prospectus or SAI, dated April 29, 2024, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity's web site at www.fidelity.com.
For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.
245 Summer Street, Boston, MA 02210
SRQ-PTB-0424
1.912888.

TABLE OF CONTENTS

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this Statement of Additional Information (SAI) are not fundamental and may be changed without shareholder approval.
The following are the fund's fundamental investment limitations set forth in their entirety.
Diversification
The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Senior Securities
The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.
Borrowing
The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.
Underwriting
The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.
Concentration
The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation).
For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Strategic Advisers LLC (Strategic Advisers) looks through to the U.S. Government securities.
Real Estate
The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).
Commodities
The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).
Loans
The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.
The acquisitions of loans and loan participations excluded from the fund's lending limitation discussed above are only those loans and loan participations considered securities within the meaning of the 1940 Act.

The following investment limitations are not fundamental and may be changed without shareholder approval.
Short Sales
The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.
Margin Purchases
The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
Borrowing
The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).
Illiquid Securities
The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.
To the extent that the fund acquires the shares of an underlying fund in accordance with Section 12(d)(1)(F) of the 1940 Act, the underlying fund is not obligated to redeem its shares in an amount exceeding 1% of its shares outstanding during any period of less than 30 days. Those underlying fund shares will not be treated as illiquid securities for purposes of the fund's illiquid securities limitation described above to the extent that the fund is able to dispose of such securities by distributing them in kind to redeeming shareholders. (See "Investment Policies and Limitations - Securities of Other Investment Companies.")
Loans
The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which Strategic Advisers or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:
In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
For the fund's policies and limitations on futures and options transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."
Notwithstanding the foregoing investment limitations, the underlying funds in which the fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the fund to engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations of each underlying fund are set forth in its registration statement.
In accordance with its investment program as set forth in the prospectus, the fund may invest more than 25% of its assets in any one underlying Fidelity® fund. Although the fund does not intend to concentrate its investments in a particular industry, the fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more underlying funds.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.
Strategic Advisers® Income Opportunities Fund may have exposure to instruments, techniques, and risks either directly or indirectly through an investment in an underlying fund. An underlying fund may invest in the same or other types of instruments and its adviser may employ the same or other types of techniques. Strategic Advisers® Income Opportunities Fund's performance will be affected by the instruments, techniques, and risks associated with an underlying fund, in proportion to the amount of assets that the fund allocates to that underlying fund.
On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "a fund" or "the fund" may relate to Strategic Advisers® Income Opportunities Fund or an underlying fund, and references to "an adviser" or "the adviser" may relate to Strategic Advisers (or its affiliates) or a sub-adviser of Strategic Advisers® Income Opportunities Fund, or an adviser of an underlying fund.
Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.
Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® Central funds. Generally, these securities offer less potential for gains than other types of securities.
Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.
Common Stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock, although related proceedings can take time to resolve and results can be unpredictable. For purposes of a Fidelity® fund's policies related to investment in common stock Fidelity considers depositary receipts evidencing ownership of common stock to be common stock.
Convertible Securities are bonds, debentures, notes, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
Debt Securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay interest but are sold at a deep discount from their face values. Debt securities include corporate bonds, government securities, repurchase agreements, and mortgage and other asset-backed securities.
Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund's registration statement, including political, social, and economic risks.
The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.
Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.
Under certain circumstances, a fund may invest in nominally long-term securities that have maturity-shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.
Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.
Exchange Traded Funds (ETFs) are shares of other investment companies, commodity pools, or other entities that are traded on an exchange. Assets underlying the ETF shares may consist of stocks, bonds, commodities, or other instruments, depending on an ETF's investment objective and strategies. An ETF may seek to replicate the performance of a specific index or may be actively managed.
Typically, shares of an ETF that tracks an index are expected to increase in value as the value of the underlying benchmark increases. However, in the case of inverse ETFs (also called "short ETFs" or "bear ETFs"), ETF shares are expected to increase in value as the value of the underlying benchmark decreases. Inverse ETFs seek to deliver the opposite of the performance of the benchmark they track and are often marketed as a way for investors to profit from, or at least hedge their exposure to, downward moving markets. Investments in inverse ETFs are similar to holding short positions in the underlying benchmark.
ETF shares are redeemable only in large blocks of shares often called "creation units" by persons other than a fund, and are redeemed principally in-kind at each day's next calculated net asset value per share (NAV). ETFs typically incur fees that are separate from those fees incurred directly by a fund. A fund's purchase of ETFs results in the layering of expenses, such that the fund would indirectly bear a proportionate share of any ETF's operating expenses. Further, while traditional investment companies are continuously offered at NAV, ETFs are traded in the secondary market (e.g., on a stock exchange) on an intra-day basis at prices that may be above or below the value of their underlying portfolios.
Some of the risks of investing in an ETF that tracks an index are similar to those of investing in an indexed mutual fund, including tracking error risk (the risk of errors in matching the ETF's underlying assets to the index or other benchmark); and the risk that because an ETF that tracks an index is not actively managed, it cannot sell stocks or other assets as long as they are represented in the index or other benchmark. Other ETF risks include the risk that ETFs may trade in the secondary market at a discount from their NAV and the risk that the ETFs may not be liquid. ETFs also may be leveraged. Leveraged ETFs seek to deliver multiples of the performance of the index or other benchmark they track and use derivatives in an effort to amplify the returns (or decline, in the case of inverse ETFs) of the underlying index or benchmark. While leveraged ETFs may offer the potential for greater return, the potential for loss and the speed at which losses can be realized also are greater. Most leveraged and inverse ETFs "reset" daily, meaning they are designed to achieve their stated objectives on a daily basis. Leveraged and inverse ETFs can deviate substantially from the performance of their underlying benchmark over longer periods of time, particularly in volatile periods.
Exchange Traded Notes (ETNs) are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines aspects of both bonds and ETFs. An ETN's returns are based on the performance of a market index or other reference asset minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index or other reference asset to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs typically do not make periodic interest payments and principal typically is not protected.
ETNs also incur certain expenses not incurred by their applicable index. The market value of an ETN is determined by supply and demand, the current performance of the index or other reference asset, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their intraday indicative value. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN's share trades at a premium or discount to its NAV. Some ETNs that use leverage in an effort to amplify the returns of an underlying index or other reference asset can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but the potential for loss and speed at which losses can be realized also are greater.
Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
Floating Rate Loans and Other Debt Securities. Floating rate loans consist generally of obligations of companies or other entities (collectively, "borrowers") incurred for the purpose of reorganizing the assets and liabilities of a borrower (recapitalization); acquiring another company (acquisition); taking over control of a company (leveraged buyout); temporary financing (bridge loan); or refinancings, internal growth, or other general business purposes. Floating rate loans are often obligations of borrowers who are highly leveraged.
Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower's demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
Floating rate loans may be acquired by direct investment as a lender, as a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution, or as an assignment of the portion of a floating rate loan previously attributable to a different lender.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the Securities and Exchange Commission (SEC) or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded.
Purchasers of floating rate loans and other forms of debt securities depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the security may be adversely affected. Floating rate loans and other debt securities that are fully secured provide more protections than unsecured securities in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt securities are not rated by any nationally recognized statistical rating organization. In connection with the restructuring of a floating rate loan or other debt security outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt securities may be received in exchange for all or a portion of an interest in the security.
Floating rate debt securities include other forms of indebtedness of borrowers such as notes and bonds, securities with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.
A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.
Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.
Foreign Repurchase Agreements. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging markets investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.
An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.
When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.
Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.
Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.
Strategic Advisers® Income Opportunities Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.
The policies and limitations regarding the fund's investments in futures contracts, options, and swaps may be changed as regulatory agencies permit.
The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.
Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's NAV. The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.
Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.
Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.
If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.
Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.
There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."
Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.
Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.
Swap agreements can take many different forms and are known by a variety of names. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing certain margin requirements, including minimums, on certain uncleared swaps which could reduce the distinction.
A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.
In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.
Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller.
If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.
A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.
Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.
Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.
The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.
Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.
Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of a fund's investments and monitors the extent of a fund's illiquid investments.
Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.
Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment's liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund's investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.
Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has, at times, grown rapidly. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.
Rating services have, in the past, lowered their long-term sovereign credit rating on the United States. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by rating services' decisions to downgrade the long-term sovereign credit rating of the United States.
Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.
Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.
Indexed securities may have principal payments as well as coupon payments that depend on the performance of one or more interest rates. Their coupon rates or principal payments may change by several percentage points for every 1% interest rate change.
Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (CPI).
Commodity-indexed securities, for example, can be indexed to a commodities index such as the Bloomberg Commodity Index.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.
Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.
As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.
If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.
Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by Fidelity Management & Research Company LLC (FMR) or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.
Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.
Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund's net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund's daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.
Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.
A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.
Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.
In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).
When engaging in direct lending, if permitted by its investment policies, a fund's performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.
For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
If permitted by its investment policies, a fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity® funds or other vehicles that may engage in such activities directly.
Covenant-Lite Obligations. A fund can invest in or be exposed to loans and other similar debt obligations that are sometimes referred to as "covenant-lite" loans or obligations (covenant-lite obligations), which are loans or other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. In current market conditions, many new, restructured or reissued loans and similar debt obligations do not feature traditional financial maintenance covenants, which are intended to protect lenders and investors by imposing certain restrictions and other limitations on a borrower's operations or assets and by providing certain information and consent rights to lenders. Covenant-lite obligations allow borrowers to exercise more flexibility with respect to certain activities that may otherwise be limited or prohibited under similar loan obligations that are not covenant-lite. In an investment with a traditional financial maintenance covenant, the borrower is required to meet certain regular, specific financial tests over the term of the investment; however, in a covenant-lite obligation, the borrower would only be required to satisfy certain financial tests at the time it proposes to take a specific action or engage in a specific transaction (e.g., issuing additional debt, paying a dividend, or making an acquisition) or at a time when another financial criteria has been met (e.g., reduced availability under a revolving credit facility, or asset value falling below a certain percentage of outstanding debt obligations). In addition, in a traditional investment, the borrower is required to provide certain periodic financial reporting that typically includes a detailed calculation of various financial metrics; however, in a covenant-lite obligation, certain detailed financial information is only required to be provided when a financial metric is required to be calculated, which may result in (i) more limited access to financial information, (ii) difficulty evaluating the borrower's financial performance over time and/or (iii) delays in exercising rights and remedies in the event of a significant financial decline. In addition, in the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower or take other measures intended to mitigate losses prior to default. Accordingly, a fund may have fewer rights with respect to covenant-lite obligations, including fewer protections against the possibility of default and fewer remedies, and may experience losses or delays in enforcing its rights on covenant-lite obligations. As a result, investments in or exposure to covenant-lite obligations are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.
Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.
Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.
The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.
A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.
Precious Metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fidelity® fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
For a fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause a fund to hold or sell precious metals or securities when it would not otherwise do so.
Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.
Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage. Under SEC requirements, a fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions.
SEC Rule 18f-4. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies (the "rule"). Subject to certain exceptions, the rule requires the funds to trade derivatives and certain other transactions that create future payment or delivery obligations subject to a value-at-risk (VaR) leverage limit and to certain derivatives risk management program, reporting and board oversight requirements. Generally, these requirements apply to any fund engaging in derivatives transactions unless a fund satisfies a "limited derivatives users" exception, which requires the fund to limit its gross notional derivatives exposure (with certain exceptions) to 10% of its net assets and to adopt derivatives risk management procedures. Under the rule, when a fund trades reverse repurchase agreements or similar financing transactions, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund's asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. In addition, under the rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a derivatives transaction for purposes of compliance with the rule. Furthermore, under the rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the funds to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, and the other relevant transactions as part of its investment strategies. These requirements also may increase the cost of the fund's investments and cost of doing business, which could adversely affect investors.
Securities Lending. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.
Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies such as mutual funds and ETFs, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies (including investment companies managed by affiliates of Strategic Advisers) involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses, unless such fees have been waived by Strategic Advisers. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market. Similarly, ETFs trade on a securities exchange and may trade at a premium or a discount to their NAV.
The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.
A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, Strategic Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.
Short Sales. Short sales involve the market sale of a security a fund has borrowed from a prime broker with which it has a contractual relationship, with the expectation that the security will underperform either the market or the securities that the fund holds long. A fund closes a short sale by purchasing the same security at the current market price and delivering it to the prime broker.
Until a fund closes out a short position, the fund is obligated to pay the prime broker (from which it borrowed the security sold short) interest as well as any dividends that accrue during the period of the loan. While a short position is outstanding, a fund must also pledge a portion of its assets to the prime broker as collateral for the borrowed security. The collateral will be marked to market daily.
Short positions create a risk that a fund will be required to cover them by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the fund. A short position in a security poses more risk than holding the same security long. Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited. The loss on a long position is limited to what a fund originally paid for the security together with any transaction costs. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price. As a result, a fund may be unable to fully implement its investment strategy due to a lack of available stocks or for other reasons. It is possible that the market value of the securities a fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund's potential volatility. Because a fund may be required to pay dividends, interest, premiums and other expenses in connection with a short sale, any benefit for the fund resulting from the short sale will be decreased, and the amount of any ultimate gain will be decreased or of any loss will be increased, by the amount of such expenses.
A fund may also enter into short sales against the box. Short sales "against the box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.
Sovereign Debt Obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
Special Purpose Acquisition Companies (SPACs). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the "de-SPAC Transaction"). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.
Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest's intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.
Temporary Defensive Policies. In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If a fund does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.
Strategic Advisers® Income Opportunities Fund reserves the right to invest without limitation in investment-grade securities for temporary, defensive purposes.
Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.
If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements or money market funds. Any balances that are not invested in repurchase agreements or money market funds remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.
Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.
In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until at least mid-2023. In addition, the United Kingdom Financial Conduct Authority (FCA) has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Although the transition process away from IBORs has become increasingly well-defined, any potential effects of a transition away from the IBORs on a fund and the financial instruments in which it invests can be difficult to ascertain, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Moreover, certain aspects of the transition from IBORs will rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; the Adviser cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the IBOR transition could impact a fund. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund's performance.
Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.
In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.
Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund's service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund's manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund's ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
While a fund's service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS
To the extent that Strategic Advisers grants investment management authority over an allocated portion of the fund's assets to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section.
Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Strategic Advisers (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in the management contract and the respective sub-advisory agreement.
Strategic Advisers or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.
The fund will not incur any commissions or sales charges when it invests in affiliated mutual funds, closed-end funds, or business development companies, but it may incur such costs when it invests in non-affiliated funds and when it invests directly in other types of securities, including ETFs.
Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.
Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.
The Trustees of the  fund periodically review Strategic Advisers' and its affiliates' and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.
Strategic Advisers.
The Selection of Securities Brokers and Dealers
Strategic Advisers or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund's portfolio securities transactions. In selecting brokers, including affiliates of Strategic Advisers, to execute the fund's portfolio securities transactions, Strategic Advisers or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to Strategic Advisers' or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, Strategic Advisers or its affiliates may choose to execute an order using ECNs including broker-sponsored algorithmics, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of order; the speed of executions; financial condition and reputation of the broker; broker specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.
The trading desks through which Strategic Advisers or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the broker or dealer may provide. The administration of brokerage and research products and services is managed separately from the trading desks, which means that traders have no responsibility for administering soft dollar activities.
In seeking best execution for portfolio securities transactions, Strategic Advisers or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. Strategic Advisers or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally, Strategic Advisers or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of Strategic Advisers or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. Strategic Advisers or its affiliates execute futures transactions electronically.
The Acquisition of Brokerage and Research Products and Services
Strategic Advisers does not maintain a soft dollar program. Some sub-advisers to the fund use soft dollar or other commission-sharing arrangements in connection with transactions effected for the fund. In those cases, sub-advisers could, pursuant to their policies and procedures, allocate brokerage transactions of the fund to brokers in exchange for research-related or brokerage-related goods or services, provided that such arrangements meet the requirements of Section 28(e) of the Securities Exchange Act of 1934. Strategic Advisers does not obtain products, research, or services in connection with directing brokerage business to any broker or dealer.
Commission Recapture
Strategic Advisers  does not consider, in selecting or recommending brokers, whether Strategic Advisers or a related person to Strategic Advisers receives client referrals from a broker or third party. Strategic Advisers and its affiliates are authorized to allocate brokerage transactions to brokers who are not affiliates of Strategic Advisers who have entered into arrangements with Strategic Advisers or its affiliates under which the broker, using predetermined methodology, rebates a portion of the compensation paid by the fund to offset that fund's expenses, which is paid to Strategic Advisers or its affiliates. Not all brokers with whom the fund trades have agreed to participate in brokerage commission recapture. Strategic Advisers expects that brokers from whom Strategic Advisers or its affiliates purchase research products and services with their own resources (referred to as "hard dollars") are unlikely to participate in commission recapture.
Affiliated Transactions
In certain cases, Strategic Advisers and its delegates are authorized to place portfolio transactions with affiliated registered brokers or transfer agents. In particular, Strategic Advisers can place trades with National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and  Kezar Trading LLC (formerly Luminex Trading & Analytics LLC) (Kezar Trading). Strategic Advisers will arrange for the execution of transactions through those brokers or dealers if Strategic Advisers reasonably believes that the quality of the execution of the transaction is comparable to what could be obtained through other qualified brokers or dealers. In determining the ability of a broker or dealer to obtain best execution, Strategic Advisers will consider a number of factors, including the broker's or dealer's execution capabilities, reputation, and access to the markets for the securities being traded. Sub-advisers of the fund are authorized to place portfolio transactions with Strategic Advisers' affiliated brokers in accordance with regulatory guidelines. For certain funds trades are facilitated through FMR's trading desk and then allocated to affiliated or unaffiliated executing brokers. In addition, from time to time, Strategic Advisers or its affiliates may place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Transactions
To facilitate trade settlement and related activities in non-United States securities transactions, Strategic Advisers or its affiliates may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Strategic Advisers or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other funds managed by Strategic Advisers or its affiliates, investment decisions for the fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by Strategic Advisers or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by Strategic Advisers to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
FIAM LLC (FIAM).
The Selection of Securities Brokers and Dealers
FIAM or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) with which to place the fund's portfolio securities transactions. In selecting brokers, including affiliates of FIAM, to execute the fund's portfolio securities transactions, FIAM or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to FIAM's or its affiliates' overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund's portfolio manager, which may emphasize, for example, speed of execution or use of specific brokers over other factors. Based on the factors considered, FIAM or its affiliates may choose to execute an order using electronic channels, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors may include, but are not limited to the following: price; costs; the size, nature and type of the order; speed of execution, financial condition and reputation of the broker; broker-specific considerations (e.g., not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader's assessment of whether and how closely the broker likely will follow the trader's instructions to the broker; confidentiality and the potential for information leakage; the nature of existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of brokerage and research products and services, if applicable and where allowed by law.
In seeking best execution for portfolio securities transactions, FIAM and/or its affiliates from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. FIAM and/or its affiliates may also select brokers that charge more than the lowest commission rate available from another broker. Occasionally FIAM and/or its affiliates execute an entire securities transaction with a broker and allocate ("step out") all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of FIAM or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. FIAM and/or its affiliates execute futures transactions verbally and electronically.
The Acquisition of Brokerage and Research Products and Services
To the extent permitted by applicable law, brokers (who are not affiliates of FIAM) that execute transactions for the fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to FIAM or its affiliates.
Research Products and Services. Products and services that FIAM or its affiliates have received during the last fiscal year include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone, video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. Brokers also provide brokerage and research products and services in the form of a specific proprietary or third-party product or service, upon request by FIAM or its affiliates. Some of these brokerage and research products and services supplement FIAM's or its affiliates' own research activities in providing investment advice to the fund.
Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).
Mixed-Use Products and Services. Although FIAM or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in their investment decision-making process (mixed-use products or services). In those circumstances, FIAM or its affiliates will make a good faith effort to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").
Benefits to FIAM. FIAM's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these products or services with their own resources. Therefore, an economic incentive exists for FIAM and/or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on FIAM's or its affiliates' clients interest in receiving most favorable execution. FIAM and its affiliates manage the receipt of brokerage and research products and services and the potential conflicts through their Commission Uses Program. The Commission Uses Program effectively "unbundles" commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with FIAM and its affiliates (each of those brokers is referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which FIAM or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the brokers' quality of execution and without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and either credits or transmits the research portion (also known as "soft dollars") to a CCA pool maintained by each CCA broker. Soft dollar credits ("credits") accumulated in CCA pools are used to pay research expenses. In some cases, FIAM or its affiliates request that a broker that is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and the traders have no responsibility for administering the research program, including the payment for research. FIAM and/or its affiliates, at times, use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator's proprietary assets and the assets of its other clients ("segregated account") and use those credits to pay research providers as instructed by FIAM or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that FIAM or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services are provided at no additional cost to FIAM or its affiliates or might not have an explicit cost associated with them.
FIAM's Decision-Making Process. In connection with the allocation of fund brokerage, FIAM and/or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/ or research products and services provided to FIAM and/or its affiliates, viewed in terms of the particular transaction for the fund or FIAM's and/or its affiliates' overall responsibilities to that fund or other clients for which FIAM or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage does not benefit the fund and certain clients will receive the benefit of the brokerage and research product or service obtained with other clients' commissions. As required under applicable laws or client policy, commissions generated by certain clients may only be used to obtain certain brokerage and research products and services. As a result, certain client accounts will pay more proportionately for certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each client continues to be allocated equitably. Certain non-equity accounts that on rare occasion may receive an equity security through an issuer restructuring or other event and are required or determine to dispose of such equity security, subject to applicable law and client policy, may trade at execution only rates outside of the Commission Usage Program. While FIAM and its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither FIAM, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, these brokerage and research products and services assist FIAM or its affiliates in terms of their overall investment responsibilities to the fund or any other client accounts for which FIAM or its affiliates may have investment discretion. Certain client accounts use brokerage commissions to acquire brokerage and research products and services that also benefit other client accounts managed by FIAM or its affiliates, and not every client account uses the brokerage and research products and services that have been acquired through that account's commissions.
Research Contracts. FIAM and/or its affiliates have arrangements with certain third-party research providers and brokers through whom FIAM and/or its affiliates effect fund trades, whereby FIAM and/or its affiliates pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, FIAM and/or its affiliates, at times, will cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to FIAM and/or its affiliates, or that may be available from another broker. FIAM's or its affiliates' potential determination to pay for research products and services separately (e.g., with hard dollars) is wholly voluntary on FIAM's and its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.
Funds Managed within the European Union. FIAM and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as "MiFID II", as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the "FCA"), where applicable.
For accounts that are managed within the United Kingdom, FIAM's affiliate FMR Investment Management (UK) Limited (FMRIM (UK)) uses research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those accounts in accordance with MiFID II and FCA regulations. With RPAs, clients pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For clients that use an RPA, FMRIM (UK) establishes a research budget. The budget is set by first grouping accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the account. For clients where portions are managed both within and outside of the United Kingdom, external research is paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with FIAM's and its affiliates' policies and procedures. Costs for research consumed by accounts that use an RPA are allocated among the accounts within defined strategies pro rata based on the assets under management for each account. While the research charge paid on behalf of any one client that uses an RPA varies over time, the overall research charge determined at the client level on an annual basis will not be exceeded.
FMRIM (UK) is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets are maintained in accounts at a third-party depository institution, held in the name of FMRIM (UK). FMRIM (UK) provides to client accounts, on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMRIM (UK); and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.
Impacted accounts, like those accounts that participate in CCA pools, at times, will make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the accounts.
If the costs of paying for external research exceed the amount initially agreed in relation to accounts in a given strategy, FIAM or its affiliates may continue to charge those accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the accounts using its own resources, or cease to purchase external research for those accounts until the next annual research budget. If assets for specific accounts remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year's research charges for those accounts or rebated to those accounts.
Accounts managed by FIAM or its affiliates that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FIAM and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMRIM (UK) portfolio managers that manage fixed income accounts in any manner inconsistent with MiFID II and FCA regulations.
1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for brokerage and research products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.
Commission Recapture
From time to time, FIAM or its affiliates engage in brokerage transactions with brokers who are not affiliates of FIAM who have entered into arrangements with FIAM or its affiliates under which the broker will, at times, rebate a portion of the compensation paid by a fund ("commission recapture"). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.
Affiliated Transactions
FIAM or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Kezar Trading, with whom they are under common control or otherwise affiliated, provided FIAM or its affiliates determine that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, FIAM or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent and/or use Level ATS, an alternative trading system that is deemed to be affiliated with the Adviser, for execution services. Similarly, equity trades may be executed through national securities exchanges in which FIAM or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which FIAM or its affiliates have an interest are made in accordance with applicable law, including their obligation to seek best execution. For trades placed on such a system or exchange, FIAM or its affiliates may benefit in the form of increased valuations(s) of its equity interest, or other renumeration, but it is not possible to predict the likelihood of that occurring or quantify the amount of any such benefit in advance.
The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.
Non-U.S. Securities Transactions
To facilitate trade settlement and related activities in non-U.S. securities transactions, FIAM or its affiliates effect spot foreign currency transactions with foreign currency dealers or may engage a third party to do so. Due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than FIAM or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.
Trade Allocation
Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.
When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by FIAM to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.
PGIM, Inc. (PGIM).
Counterparty Approval
Transactions for client accounts must be made through approved counterparties. All counterparties are reviewed, approved and monitored by our credit research group. Criteria for approval include:
  profitability;
  liquidity;
  capital;
  financial metrics;
  economic factors;
  size; and
  market presence.
Our approval process considers both transactional risk and counterparty creditworthiness, with transaction approval divided into various categories based on our view of the risk of the transaction. We may approve counterparties for one or more transaction categories. These categories include:
  delivery versus payment transactions with standard settlement (a settlement period of five days or less);
  extended settlement transactions (a settlement period of over five days);
  securities lending and reverse repurchase transactions;
  collateralized derivatives transactions; and
  uncollateralized derivatives transactions.
Any concerns regarding the creditworthiness of an approved counterparty are reported to our quantitative analysis and risk management group for a review of applicable exposures to such counterparty. Any material exposures are notified to senior management.
Our counterparty risk committee is responsible for general oversight of the counterparty approval process. This committee reviews counterparty usage data, patterns (if any) relating to counterparty use, and other information relevant to our counterparty selection process.
Best Execution
We seek to execute transactions in client accounts at the most advantageous terms reasonably attainable in the circumstances (i.e., we seek to achieve best execution when we have the discretion to execute the transaction). Factors that we may consider in seeking to achieve best execution include:
  the counterparty's execution and settlement capability (including factors such as timing and speed of execution);
  price;
  commission rates (including commission equivalents) and other transaction costs, if any;
  responsiveness and administrative cooperation of the counterparty;
  creditworthiness, reputation and financial responsibility of the counterparty;
  the counterparty's willingness to commit capital under certain circumstances;
  the counterparty's willingness to maintain confidentiality (e.g., not reveal details about our trades or trading patterns to other brokers or market participants);
  the counterparty's ability to execute large transactions and to limit the market impact of large transactions; and
  client direction/restriction or regulatory restrictions regarding the use of certain counterparties.
Our trade management oversight committee, which generally meets quarterly, provides oversight with respect to best execution, trade allocation and other trade related matters. The applicability and importance of the factors listed above will vary based on, among other things, the size, timing and nature of the transaction; the market in which it occurs; the number of counterparties capable of executing the transaction; the liquidity and other characteristics of the instrument being traded; and market conditions.
Transactions may not always be executed at the best available price due to the consideration of relevant factors other than price, and it is possible that our clients pay transaction costs in excess of those which another firm might have charged for executing the same transaction.
We manage foreign currency ("FX") transactions through our approved counterparties or our clients' custodians. We will execute FX transactions through a client's custodian when directed by a client or when local market rules or settlement practices indicate this to be a more efficient method for settling our trade orders. We will seek to aggregate and/or net FX transactions when doing so would be in the clients' best interests and where permitted by applicable regulation. When we execute through custodians at the direction of our clients, our execution is generally subject to the limitations and considerations as described under the "Directed Brokerage" of PGIM Fixed Income's Form ADV Part 2A. Our portfolio managers review FX transaction price and execution taking into account factors such as available market quotations, liquidity, capability of our counterparties, applicable regulatory restrictions, or local rules and practices.
Soft Dollars
Currently, PGIM Fixed Income does not enter into arrangements whereby brokerage business is promised in exchange for services, information or other benefits (e.g., soft dollars or soft commissions).
PGIM Fixed Income receives a broad range of information and data from broker-dealers or other counterparties, including information on the economy, industries, groups of securities and individual companies, statistical information, market data, accounting and tax law interpretations, information regarding political developments, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and other information regarding matters that may affect the economy and/or security prices. It may receive written reports, periodicals, investment seminars, access to databases, software, dedicated phone lines to be used to communicate trades, and telephone contacts and personal meetings with, securities analysts, economists, government representatives, and corporate and industry spokespersons. As noted above, these items are not received pursuant to arrangements or agreements to exchange brokerage business for services or benefits and are not considered to be obtained using soft dollars. PGIM Fixed Income is not obliged to direct brokerage in order to receive such items.
PGIM Fixed Income uses the information, data, services and other items referred to above in connection with its investment activities. Such information, data, services or other items obtained in connection with the execution of transactions for one client account could also be useful in managing other accounts, including accounts managed for its affiliates. However, PGIM Fixed Income does not consider the receipt of such information, data, services and other items in connection with its selection or evaluation of counterparties.
Trade Allocation
Our policy with respect to trade aggregation and allocation is to treat all client accounts fairly and equitably over time.
We aggregate and allocate all new issue orders among accounts with an appetite for the particular trade. While not required, we often aggregate secondary transactions. However, in many other cases, we execute trades to meet the specific needs of a single account.
  Our aggregation and allocation policy (including the supervisory review procedures regarding allocation described in Item 6 of our Form ADV Part 2A exempts transactions in securities or instruments that are deemed to be both liquid and fungible. Examples of such securities or instruments are: eligible securities as defined by Rule 2a-7 under the U.S. Investment Company Act of 1940; U.S. government securities, including agencies and agency mortgage-backed securities; non-U.S. government securities issued in their native currency that we consider to be investment grade; exchange-traded futures and options; index credit default swaps; interest rate swaps; and foreign currency instruments. Nevertheless, we may determine (and in some cases have determined) that certain such liquid and fungible securities and instruments will not be exempt from our aggregation and allocation policy (although we remain free to exempt any such securities or instruments that we have previously determined not to exempt).
As stated above, our trade aggregation and allocation policy provides for the fair and equitable allocation of trading opportunities over time. However, a specific trade, when viewed in isolation, may have the effect of benefiting one account over another.
In determining individual account appetite, including whether such account participates in an aggregated order, we may be influenced by numerous factors including:
  an account's cash or liquid asset availability, including known or anticipated cashflows (and that new accounts or accounts that are "ramping-up" will be expected to have cash or liquid asset availability);
  the benchmark weight of the security;
  maturity, quality, duration, or risk contribution represented by the security;
  existing holdings of each account;
  specific account and mandate objectives, guidelines and constraints, including maintaining compliance with CLO portfolio tests and other transaction obligations;
  liquidity requirements;
  timing considerations;
  de minimis allocation considerations based on criteria such as round lot provisions, minimum percentage of NAV or minimum transaction size; or
  any other portfolio construction considerations.
In addition, preference may be given to accounts whose investment guidelines limit their universe of available securities.
Our general practice is that all aggregated orders will be allocated across accounts at the time of the transaction, or promptly thereafter, based on each account's appetite for the issue, including affiliated accounts. Due to the factors identified above, allocations across accounts (whether such accounts are differently-situated or similarly-situated) will not necessarily be made on a pro rata basis. Order allocation is not based upon account performance, fee structure, or any proprietary interest that we or our affiliates may have in an account.
  If less than an entire aggregated order is executed, the fill that each account receives may be adjusted based on one of a number of methodologies approved by our compliance group and senior management, such as pro rata based on original order or position or duration weight relative to benchmark. In determining final allocations, we may also consider the factors described above with respect to the determination of individual account appetite (including within groups of similarly-situated accounts).
In certain circumstances, the manner in which we structure our business may cause counterparties to fill orders in a way that could impact or disadvantage some of the accounts we manage.  For example, PGIM LOM and PGIM Limited act as co-managers of certain European CLOs (the "PGIM LOM Accounts") with PGIM LOM acting as an "originator-manager" and providing advice with respect to loans only.  PGIM Limited manages other European CLOs and certain other European and global bank loan mandates for which PGIM LOM does not act as a co-manager (the "PGIM Limited Accounts").  Certain PGIM Fixed Income personnel serve as portfolio managers for both the PGIM LOM Accounts and the PGIM Limited Accounts.  When these portfolio managers place orders with a counterparty for both the PGIM LOM Accounts and the PGIM Limited Accounts, they also place orders for the PGIM LOM Accounts separate from orders for the PGIM Limited Accounts rather than placing only a single, aggregated order in an amount equal to the aggregate of such separate orders (as would likely be the case if PGIM Limited alone managed the PGIM LOM Accounts and the PGIM Limited Accounts).  It is possible that the counterparty could fill the separate orders in an aggregate amount that is less advantageous than had only the single order been placed and/or that the counterparty could fill the separate orders for the PGIM LOM Accounts and for the PGIM Limited Accounts in amounts other than their respective pro-rata shares of the aggregate appetite of the PGIM LOM Accounts and the PGIM Limited Accounts.  This could result in accounts receiving or selling fewer loans or receiving poorer pricing than would be the case with an aggregated order.
Aggregation/Allocation of Futures
We can seek to enter a single futures order for multiple client accounts that have appetite for the same instrument. This is commonly referred to as a "block order". Block orders can result in "split fills" (an execution of a block order at more than one price) or "partial fills" (an execution of a block order at less than specified quantities). We allocate block orders and any resulting split and/or partial fills in a non-preferential, predetermined and objective manner.
T. Rowe Price Associates, Inc. (T. Rowe Price).
Investment or Brokerage Discretion
Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of all or a portion of the fund's assets (the sub-fund) are made by T. Rowe Price. T. Rowe Price is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. T. Rowe Price and its affiliated advisers entity (the "T. Rowe Price Advisers") may delegate actual trade execution to the trading desks of other T. Rowe Price Advisers and may use these other T. Rowe Price Advisers for certain other trading-related services.
Broker-Dealer Selection
With respect to equity, fixed income, and derivative transactions, and subject to the investment limitations of each fund, T. Rowe Price may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances; and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.
Fixed Income Securities
In purchasing and selling fixed income securities, T. Rowe Price ordinarily place transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.
Foreign Currency Transactions
Subject to the investment limitations of each fund, T. Rowe Price may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. T. Rowe Price may use FX, including forward currency contracts, when seeking to manage exposure to or profit from changes in interest or exchange rates; to protect the value of portfolio securities; or to facilitate cash management. T. Rowe Price selects broker-dealers that they believe will provide best execution on behalf of the funds and other investment accounts that they manage, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account's trade is individually settled with the counterparty.
Equity Securities
Subject to the investment limitations of each fund, in purchasing and selling equity securities, T. Rowe Price seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to T. Rowe Price than might be paid to other broker-dealers in accordance with Section 28(e) of the 1934 Act (Section 28(e)) and subsequent guidance from regulators.
In selecting broker-dealers to execute the funds' portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity and creditworthiness, general execution and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of T. Rowe Price to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, T. Rowe Price pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.
Best Execution
T. Rowe Price's Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for T. Rowe Price. The GTC is supported by the equity and fixed income best execution subcommittees in T. Rowe Price's compliance with the execution policy. The execution policy requires T. Rowe Price to execute trades consistent with the principles of best execution which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.
Research Benefits
T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of T. Rowe Price's investment approach, T. Rowe Price relies primarily upon their own research and subject any outside research to internal analysis before incorporating it into the investment process.
T. Rowe Price may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.
T. Rowe Price bears the cost of research services for all client accounts advised or subadvised by T. Rowe Price. Client accounts only pay execution commissions in connection with equity securities transactions. For certain T. Rowe Price funds, T. Rowe Price continues to use equity brokerage commissions from those funds' transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. T. Rowe Price, however, voluntarily reimburses those T. Rowe Price funds for any amount collected into the commission-sharing arrangements.
T. Rowe Price acquires proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate, environmental, social, and governance responsibility issues.
Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. T. Rowe Price may use a limited number of expert networks.
T. Rowe Price generally pays for data subscriptions, investment technology tools, and other specialized services to assist with the investment process directly from its own resources. T. Rowe Price also pays for fixed income research and services directly from its own resources where feasible or required.
Allocation of Brokerage Business*
T. Rowe Price has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. T. Rowe Price makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. T. Rowe Price may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.
T. Rowe Price may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed T. Rowe Price or an affiliate to serve as investment adviser, trustee, or recordkeeper. T. Rowe Price also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which they transact with or on behalf of our clients.
Evaluating the Overall Reasonableness of Brokerage Commissions Paid
On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, T. Rowe Price may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.
Commission Recapture
Currently, T. Rowe Price does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. T. Rowe Price may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.
Block Trading/Aggregated Orders/Order Sequencing*
Because certain investment vehicles (including the funds) managed by T. Rowe Price and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. T. Rowe Price's policy is not to favor one client over another in grouping orders for various clients.
The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle's proportionate share of grouped orders reflects the average price paid or received. T. Rowe Price may include orders on behalf of T. Rowe Price Funds and other clients and products advised by T. Rowe Price and their affiliates, including the not-for-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates' proprietary investments, in its aggregated orders.
T. Rowe Price and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, T. Rowe Price will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager's long-term vision for the portfolio. Each investment vehicle (including the T. Rowe Price funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio's characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.
T. Rowe Price employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.  Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to T. Rowe Price.
T. Rowe Price has developed written trade sequencing and execution guidelines that they believe are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by T. Rowe Price that are not simultaneously transacting in the security. Notwithstanding the application of T. Rowe Price's policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.
Miscellaneous
The brokerage allocation policies for T. Rowe Price are generally applied to all of their fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including client accounts) managed by T. Rowe Price. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by T. Rowe Price in connection with the management of that fund.
The T. Rowe Price funds do not allocate business to any broker-dealer on the basis of its sales of the funds' shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund. T. Rowe Price may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. T. Rowe Price is not obligated to initiate transactions for clients in any security that their principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.
Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.
The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for T. Rowe Price.
T. Rowe Price has established a general investment policy that they will ordinarily not make additional purchases of a common stock for their clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts.
The T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the T. Rowe Price funds. T. Rowe Price acts as subadviser to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates. The T. Rowe Price funds may generally not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track.
Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer's capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer's capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates' clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the T. Rowe Price funds. T. Rowe Price or its affiliates' willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the T. Rowe Price funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.
Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an Issuer's capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.
* For a fund where T. Rowe Price International Ltd. (TRPIL), T. Rowe Singapore Private Ltd. (T. Rowe Singapore), or T. Rowe Price Hong Kong Limited (TRPHK) serves as a sub-subadviser the above disclosure also applies to TRPIL, T. Rowe Singapore, and TRPHK.
Commissions Paid
A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal period(s) ended February 29, 2024. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in Strategic Advisers' investment outlook.
[Information to be provided in a subsequent amendment.]
[During the fiscal year ended February 29, 2024, the following fund(s) held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended February 29, 2024.]
[Information to be provided in a subsequent amendment.]
[For the fiscal year(s) ended February 29, 2024, the fund paid no brokerage commissions.][The following table shows the total amount of brokerage commissions paid by the following fund(s), comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year(s) ended February 29, 2024. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.]
[Information to be provided in a subsequent amendment.]
[Brokerage commissions may vary significantly from year to year due to a variety of factors, including the types of investments selected by the sub-adviser(s), changes in transaction costs, and market conditions. During the fiscal year(s) ended February 29, 2024, the following brokerage commissions were paid to affiliated brokers:]
[Information to be provided in a subsequent amendment.]
[During the fiscal year ended February 29, 2024, the fund paid no brokerage commissions to firms for providing research or brokerage services.]
[The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended February 29, 2024.]
[Information to be provided in a subsequent amendment.]
VALUATION
The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.
The Board of Trustees has designated the fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. The Committee may rely on information and recommendations provided by affiliates of Strategic Advisers in fulfilling its responsibilities, including the fair valuation of securities.
Shares of underlying funds (other than ETFs) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. The Board of Trustees of each underlying Fidelity® fund has designated the underlying fund's investment adviser as the valuation designee responsible for that fund's fair valuation function and performing fair value determinations as needed. References below to the Committee refer to the Fair Value Committee of the fund's adviser or an underlying Fidelity® fund's adviser, as applicable.
Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying Fidelity® non-money market fund, are valued as follows:
Most equity securities (including securities issued by ETFs) are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.
Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.
Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.
Prices described above are obtained from pricing services that have been approved by the Committee. A number of pricing services are available and a fund may use more than one of these services. A fund may also discontinue the use of any pricing service at any time. Strategic Advisers through the Committee engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.
Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including, but not limited to, price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading. The frequency that portfolio securities or assets are fair valued cannot be predicted and may be significant.
Portfolio securities and assets held by an underlying Fidelity® money market fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price a money market fund would receive if it sold the instrument.
At such intervals as they deem appropriate, the Trustees of an underlying Fidelity® money market fund consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from a money market fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.
The fund's adviser reports to the Board information regarding the fair valuation process and related material matters.

BUYING AND SELLING INFORMATION
Shares of the fund are offered only to certain clients of Strategic Advisers or its affiliates that have granted Strategic Advisers discretionary investment authority. If you are not currently a client in a discretionary investment program offered by Strategic Advisers or its affiliates, please call 1-800-544-3455 for more information.
Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by Strategic Advisers LLC or its affiliates from mutual funds for investment management or certain other services.
The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if Strategic Advisers LLC determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.
The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES
Dividends. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders. A portion of the fund's dividends, when distributed to individual shareholders, may qualify for taxation at long-term capital gains rates (provided certain holding period requirements are met). Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).
Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.
Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.
Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. As a general matter, if, at the close of its fiscal year, more than 50% of the fund's total assets is invested in securities of foreign issuers, the fund may elect to pass through eligible foreign taxes paid and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements with respect to fund shares, a credit on their individual tax returns. In addition, if at the close of each quarter of its fiscal year at least 50% of the fund's total assets is represented by interests in other regulated investment companies, the same rules will apply to any foreign tax credits that underlying funds pass through to the fund. Special rules may apply to the credit for individuals who receive dividends qualifying for the long-term capital gains tax rate.
Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.
Fund of Funds. Because the fund is expected to invest in underlying funds in a fund of funds structure, the fund's realized losses on sales of shares of an underlying fund may be indefinitely or permanently deferred as "wash sales." Distributions of short-term capital gains by an underlying fund will be recognized as ordinary income by the upper-tier fund and would not be offset by the upper-tier fund's capital loss carryforwards, if any. Capital loss carryforwards of an underlying fund, if any, would not offset net capital gains of the upper-tier fund or of any other underlying fund.
Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Each of the Trustees oversees 14 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Kathleen Murphy is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Mary C. Farrell serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other Boards oversee Fidelity's alternative investment, investment-grade bond, money market, and asset allocation funds, and Fidelity's equity and high income funds. The fund may invest in Fidelity®; funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.
The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund  are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Charles S. Morrison (1960)
Year of Election or Appointment: 2020
Trustee
Mr. Morrison also serves as Trustee of other funds. Previously, Mr. Morrison served as President (2017-2018) and Director (2014-2018) of Fidelity SelectCo, LLC (investment adviser firm), President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-2018), a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-2018), President, Asset Management (2014-2018), Trustee of the Fidelity Equity and High Income Funds (283 funds as of December 2018) (2014-2018), and was an employee of Fidelity Investments. Mr. Morrison also previously served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.
Nancy D. Prior (1967)
Year of Election or Appointment: 2023
Trustee
Ms. Prior also serves as Trustee of other funds. Ms. Prior serves as a Senior Adviser at Fidelity Investments (investment adviser firm, 2021-present), member of the Board of Directors of Fidelity Investments Life Insurance Company (2018-present) and member of the Board of Directors of Empire Fidelity Investments Life Insurance Company (2018-present). Prior to her retirement, Ms. Prior held a variety of positions at Fidelity Investments (2002-2020), including President of Fixed Income (2014-2020),), President of Multi-Asset Class Strategies  (2017-2018), President of Money Markets and Short Duration Bonds  (2013-2014), and President of Money Markets  (2011-2013). Ms. Prior also served as President (2016-2019) and Director (2014-2019) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), Vice Chairman of FIAM LLC (investment adviser firm, 2014-2018), a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-2018), Vice President of Global Asset Allocation Funds (2017-2019), Vice President of Fidelity's Bond Funds (2014-2020), and Vice President of Fidelity's Money Market Funds (2012-2020).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Mary C. Farrell (1949)
Year of Election or Appointment: 2013
Trustee
Ms. Farrell also serves as Trustee of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and Director (2006-present) and Chair (2021-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005) and President (2009-2021) of the Howard Gilman Foundation (charitable organization). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell serves as Chairman of the Board of Trustees of Yale-New Haven Hospital and Vice Chairman of the Yale New Haven Health System Board and previously served as Trustee on the Board of Overseers of the New York University Stern School of Business.
Karen Kaplan (1960)
Year of Election or Appointment: 2006
Trustee
Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chair (2014-present) and Chief Executive Officer (2013-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Executive Committee and past Chair of the Greater Boston Chamber of Commerce (2006-present), Advisory Board Member of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Trustee of the Brigham and Women's Hospital (2016-present), Overseer of the Boston Symphony Orchestra (2014-present), Member of the Board of Directors of The Advertising Council, Inc. (2016-present), Member of the Ron Burton Training Village Executive Board of Advisors (2017-present), Member of the Executive Committee of The Ad Council, Inc. (2019-present), Secretary of the Ad Council, Inc. (2022-present), and Member of the Board of Directors of The Ad Club of Boston (2020-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), Director of The Michaels Companies, Inc. (specialty retailer, 2015-2021), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women's accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).
Christine Marcks (1955)
Year of Election or Appointment: 2020
Trustee
Ms. Marcks also serves as Trustee of other Funds. Prior to her retirement, Ms. Marcks served as Chief Executive Officer and President - Prudential Retirement (2007-2017) and Vice President for Rollover and Retirement Income Strategies (2005-2007), Prudential Financial, Inc. (financial services). Previously, Ms. Marcks served as a Member of the Advisory Board of certain Fidelity® funds (2019-2020), was Senior Vice President and Head of Financial Horizons (2002-2004) and Vice President, Strategic Marketing (2000-2002) of Voya Financial (formerly ING U.S.) (financial services), held numerous positions at Aetna Financial Services (financial services, 1987-2000) and served as an International Economist for the United States Department of the Treasury (1980-1987). Ms. Marcks also serves as a member of the Board of Trustees, Audit Committee and Benefits & Operations Committee of the YMCA Retirement Fund (2018-present), a non-profit organization providing retirement plan benefits to YMCA staff members, and as a member of the Board of Trustees of Assumption University (2019-present).
Harold Singleton III (1962)
Year of Election or Appointment: 2023
Trustee
Mr. Singleton also serves as Trustee of other funds. Mr. Singleton is a member of the Board of Directors of Hershey Trust Company (2023-present). Previously, Mr. Singleton served as a member of the Board of Directors and Chair of the Audit Committee of WisdomTree, Inc. (global investment manager, 2022-2023). He also served as Vice President, Managing Director/Head of Manager Selection and Portfolio Construction (2016-2022) and Vice President/Head of Client Portfolio Management (2014-2016) of Lincoln Financial Group (insurance and retirement services). Mr. Singleton also served as a member of the Board of Directors and Investment Committee of The Vantagepoint Funds (2013-2014). Mr. Singleton served in various capacities at PineBridge Investments (global investment manager), including Managing Director, Head of Asset Management Companies and Global Head of Retail and Intermediary Sales (2010-2012), Managing Director, Global Head of Equity and Fixed Income Product Specialists (2009-2010) and Managing Director, Equity Product Specialist (Client Portfolio Manager) (2007-2010). He also served as Chairman of the Board of Directors of PineBridge East Africa (2011-2012) and PineBridge Taiwan (2011-2012). Mr. Singleton formerly served in various equity portfolio management and analyst positions, including at UBS Global Asset Management (2003-2006), Metropolitan West Capital Management (2000-2003) and Brinson Partners (investment manager, 1996-2000). Mr. Singleton is a Life Trustee, member of the Executive Committee and Chair of the Investment Committee of the Board of Trustees of the Illinois Institute of Technology (2012-present) and Chair of the Investment Committee (2010-present) of the Executive Leadership Council (nonprofit).
Heidi L. Steiger (1953)
Year of Election or Appointment: 2017
Trustee
Ms. Steiger also serves as Trustee of other funds. Ms. Steiger serves as Managing Partner of Topridge Associates, LLC (consulting, 2005-present) and Chair of the Board of Directors and Chair of the Compensation Committee of Live Current Media, Inc. (2022-present). Previously, Ms. Steiger served as a member of the Board of Directors (2013-2021) and member of the Membership and Executive Committee (2017-2021) of Business Executives for National Security (nonprofit), a member of the Board of Directors Chair of the Remuneration Committee of Imagine Intelligent Materials Limited (2019-2021) (technology company), a member of the Advisory Board of the joint degree program in Global Luxury Management at North Carolina State University (Raleigh, NC) and Skema (Paris) (2018-2021), a Non-Executive Director of CrowdBureau Corporation (financial technology company and index provider, 2018-2021), a member of the Global Advisory Board and Of Counsel to Signum Global Advisors (international policy and strategy, 2018-2020), Eastern Region President of The Private Client Reserve of U.S. Bancorp (banking and financial services, 2010-2015), Advisory Director of Berkshire Capital Securities, LLC (financial services, 2009-2010), President and Senior Advisor of Lowenhaupt Global Advisors, LLC (financial services, 2005-2007), and President and Contributing Editor of Worth Magazine (2004-2005) and held a variety of positions at Neuberger Berman Group, LLC (financial services, 1986-2004), including Partner and Executive Vice President and Global Head of Private Asset Management at Neuberger Berman (1999-2004). Ms. Steiger also served as a member of the Board of Directors of Nuclear Electric Insurance Ltd (insurer of nuclear utilities, 2006-2017), a member of the Board of Trustees and Audit Committee of the Eaton Vance Funds (2007-2010), a member of the Board of Directors of Aviva USA (formerly AmerUs) (insurance, 2004-2014), and a member of the Board of Trustees and Audit Committee and Chair of the Investment Committee of CIFG (financial guaranty insurance, 2009-2012), and a member of the Board of Directors of Kin Group Plc (formerly, Fitbug Holdings) (health and technology, 2016-2017).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)
Year of Election or Appointment: 2009
Member of the Advisory Board
Mr. Cox also serves as a Member of the Advisory Board of other funds. Mr. Cox is a Partner of Greylock (venture capital, 1971-present) and a Director of Stryker Corporation (medical products and services, 1974-present). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010). Mr. Cox also serves as a Member of the Secretary of Defense's Business Board of Directors (2008-present), a Director of Business Executives for National Security (1997-present), a Director of the Brookings Institution (2010-present), a Director of the World Economic Forum's Young Global Leaders Foundation (2009-present), and is a Member of the Harvard Medical School Board of Fellows (2002-present).
Heather Bonner (1977)
Year of Election or Appointment: 2023
President and Treasurer
Ms. Bonner also serves as an officer of other funds. Ms. Bonner is a Senior Vice President (2022-present) and is an employee of Fidelity Investments (2022-present). Ms. Bonner serves as Vice President, Treasurer, or Assistant Treasurer of certain Fidelity entities. Prior to joining Fidelity, Ms. Bonner served as Managing Director at AQR Capital Management (2013-2022) and was the Treasurer and Principal Financial Officer of the AQR Funds (2013-2022).
Craig S. Brown (1977)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown is a Vice President (2015-present) and is an employee of Fidelity Investments. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke is Head of Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments. Mr. Burke serves as President, Executive Vice President, or Director of certain Fidelity entities. Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
Margaret Carey (1973)
Year of Election or Appointment: 2023
Assistant Secretary
Ms. Carey also serves as an officer of other funds and as CLO of certain Fidelity entities. Ms. Carey is a Senior Vice President, Deputy General Counsel (2019-present) and is an employee of Fidelity Investments.
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis is a Vice President (2006-present) and is an employee of Fidelity Investments. Mr. Davis serves as Assistant Treasurer of certain Fidelity entities.
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is a Senior Vice President (2017-present) and is an employee of Fidelity Investments. Ms. Del Prato serves as Vice President or Assistant Treasurer of certain Fidelity entities. Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020).
James D. Gryglewicz (1972)
Year of Election or Appointment: 2015
Chief Compliance Officer
Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz is a Senior Vice President of Asset Management Compliance (2009-present) and is an employee of Fidelity Investments. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers LLC (investment adviser firm, 2015-present. Previously, Mr. Gryglewicz served as Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-2019), and as Chief Compliance Officer of certain Fidelity® funds (2014-2018).
Colm A. Hogan (1973)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Hogan serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).
Christina H. Lee (1975)
Year of Election or Appointment: 2020
Secretary and Chief Legal Officer
Ms. Lee also serves as Secretary and CLO of other funds. Ms. Lee is a Vice President, Associate General Counsel (2014-present) and is an employee of Fidelity Investments. Previously, Ms. Lee served as Assistant Secretary of certain funds (2018-2019).
Chris Maher (1972)
Year of Election or Appointment: 2016
Assistant Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher is a Vice President (2008-present) and is an employee of Fidelity Investments. Mr. Maher serves as Assistant Treasurer of certain Fidelity entities. Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as AML Officer of other funds. Mr. Segaloff is a Vice President (2022-present) and is an employee of Fidelity Investments. Mr. Segaloff serves as Anti Money Laundering Compliance Officer or Anti Money Laundering/Bank Secrecy Act Compliance Officer of certain Fidelity entities.
Stacie M. Smith (1974)
Year of Election or Appointment: 2023
Assistant Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith is a Senior Vice President (2016-present) and is an employee of Fidelity Investments. Ms. Smith serves as Assistant Treasurer of certain Fidelity entities and has served in other fund officer roles.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann is a Vice President (2016-present) and is an employee of Fidelity Investments. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).
Standing Committees of the Trustees. The Board of Trustees has established two committees to supplement the work of the Board as a whole. The members of each committee are Independent Trustees.
The Audit and Compliance Committee is composed of all of the Independent Trustees, with Ms. Steiger currently serving as Chair. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. The committee determines whether at least one member of the committee is an "audit committee financial expert" as defined in rules promulgated by the SEC under the Sarbanes-Oxley Act of 2002. The committee normally meets in conjunction with in person meetings of the Board of Trustees, or more frequently as called by the Chair or a majority of committee members. The committee meets separately periodically with the fund's Treasurer, the fund's Chief Financial Officer, the fund's CCO, personnel responsible for the internal audit function of FMR LLC, and the fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the fund for the purpose of preparing or issuing an audit report or related work. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the fund and the fund's service providers, (ii) the financial reporting processes of the fund , (iii) the independence, objectivity and qualification of the auditors to the fund, (iv) the annual audits of the fund's financial statements, and (v) the accounting policies and disclosures of the fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations (auditor independence regulations) of the SEC. It is responsible for approving all audit engagement fees and terms for the fund and for resolving disagreements between the fund and any outside auditor regarding any fund's financial reporting, and has sole authority to hire and fire any auditor. Auditors of the fund report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the fund and any service providers consistent with Public Company Accounting Oversight Board (PCAOB) Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence. The committee will discuss with the outside auditors any such disclosed relationships and their impact on the auditor's independence and objectivity. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the fund's service providers' internal controls and reviews with management, internal audit personnel of FMR LLC, and outside auditors the adequacy and effectiveness of the fund's and service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the fund's ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the fund's or service provider's internal controls over financial reporting. The committee will review with counsel any legal matters that may have a material impact on the fund's financial statements and any material reports or inquiries received from regulators or governmental agencies. The committee reviews at least annually a report from the outside auditor describing (i) any material issues raised by the most recent internal quality control review, peer review, or PCAOB examination of the auditing firm and (ii) any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm since the most recent report and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the fund's financial reporting process from the fund's Treasurer and outside auditors and will receive reports from any outside auditor relating to (i) critical accounting policies and practices used by the fund, (ii) alternative accounting treatments that the auditor has discussed with Strategic Advisers, and (iii) other material written communications between the auditor and Strategic Advisers (as determined by the auditor). The committee will discuss with Strategic Advisers, the fund's Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the fund. The committee will review with Strategic Advisers, the fund's Treasurer, outside auditors, and internal audit personnel of FMR LLC (to the extent relevant) the results of audits of the fund's financial statements. The committee will discuss regularly and oversee the review of the fund's major internal controls exposures, the steps that have been taken to monitor and control such exposures, and any risk management programs relating to the fund. The committee also oversees the administration and operation of the compliance policies and procedures of the fund and fund's service providers as required by Rule 38a-1 of the 1940 Act. The committee is responsible for the review and approval of policies and procedures relating to (i) provisions of the Code of Ethics, (ii) anti-money laundering requirements, (iii) compliance with investment restrictions and limitations, (iv) privacy, (v) recordkeeping, and (vi) other compliance policies and procedures which are not otherwise delegated to another committee of the Board of Trustees or reserved to the Board itself. The committee has responsibility for recommending to the Board the designation of a CCO of the fund. The committee serves as the primary point of contact between the CCO and the Board, it oversees the annual performance review and compensation of the CCO and, if required, makes recommendations to the Board with respect to the removal of the appointed CCO. The committee receives reports on significant correspondence with regulators or governmental agencies, employee complaints or published reports which raise concerns regarding compliance matters, and copies of significant non-routine correspondence with the SEC. The committee receives reports from the CCO including the annual report concerning the fund's compliance policies as required by Rule 38a-1 and quarterly reports in respect of any breaches of fiduciary duty or violations of federal securities laws.
The Governance and Nominating Committee is composed of all of the Independent Trustees, with Ms. Farrell currently serving as Chair. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the Statement of Policy Relating to Personal Investing by the Independent Trustees and Independent Advisory Board Members. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "best practices" in corporate governance and other developments in mutual fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the fund's or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and for membership on committees. The committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the fund's expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the fund, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation.
During the fiscal year ended February 29, 2024, each committee held the number of meetings shown in the table below:
[Information to be provided in a subsequent amendment.]

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2023.
Interested Trustees
DOLLAR RANGE OF FUND SHARES	Charles S Morrison	Nancy Prior
Strategic Advisers® Income Opportunities Fund	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	none

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Mary C Farrell	Karen Kaplan	Christine Marcks	Harold Singleton
Strategic Advisers® Income Opportunities Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	over $100,000	none	none

DOLLAR RANGE OF FUND SHARES	Heidi L Steiger
Strategic Advisers® Income Opportunities Fund	$1-$10,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended February 29, 2024, or calendar year ended December 31, 2023, as applicable.
[Information to be provided in a subsequent amendment.]
[As of [_______], the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.]
[As of [_______], the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than [__]% of the fund's total outstanding shares.]
[As of [___], the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, [_]% of each fund's total outstanding shares.]
[As of [_______], the following owned of record and/or beneficially 5% or more of the outstanding shares:]
[Information to be provided in a subsequent amendment.]
[As of [_______], the following owned of record and/or beneficially 25% or more of the outstanding shares:]
[Information to be provided in a subsequent amendment.]
[A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.]

CONTROL OF INVESTMENT ADVISERS
FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of Strategic Advisers, FIAM, FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.
At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.
FIAM is a registered investment adviser. FMR LLC is the ultimate parent company of FIAM. Information regarding the ownership of FMR LLC is disclosed above.
PGIM, Inc. is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. (PFI)*, a publicly-listed company (NYSE Ticker "PRU") headquartered in the State of New Jersey, U.S.A. PGIM is an SEC-registered investment adviser organized as a New Jersey corporation. PGIM Fixed Income is the public fixed income asset management unit within PGIM responsible for subadvising the fund. PGIM Fixed Income is a global asset manager primarily focused on public fixed income investments. PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: U.S. and non-U.S. government bonds, mortgages and asset-backed securities, U.S. and non-U.S. investment grade corporate bonds, high-yield bonds, bank loans, emerging market bonds, municipal bonds, and money market securities.
*PFI of the United States is not affiliated in any manner with Prudential plc, incorporated in the United Kingdom or with Prudential Assurance Company, a subsidiary of M&G plc, incorporated in the United Kingdom.
T. Rowe Price is a registered investment adviser. T. Rowe Price Group, Inc., a publicly-traded financial services holding company (NASDAQ: TROW), owns 100% of the stock of T. Rowe Price and all of its subsidiaries.
Strategic Advisers, the sub-adviser(s), the sub-subadviser(s) (if any), (the Investment Advisers), Fidelity Distributors Company LLC (FDC), and the fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including the Investment Advisers' investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.
MANAGEMENT CONTRACT
The fund has entered into a management contract with Strategic Advisers, pursuant to which Strategic Advisers furnishes investment advisory and other services.
The fund's initial shareholder approved a proposal permitting Strategic Advisers to enter into new or amended sub-advisory agreements with one or more unaffiliated sub-advisers without obtaining shareholder approval of such agreements, subject to conditions of an exemptive order that has been granted by the SEC (Exemptive Order). One of the conditions of the Exemptive Order requires the Board of Trustees to approve any such agreement. Subject to oversight by the Board of Trustees, Strategic Advisers has the ultimate responsibility to oversee the fund's sub-advisers and recommend their hiring, termination, and replacement. In the event the Board of Trustees approves a sub-advisory agreement with a new unaffiliated sub-adviser, shareholders will be provided with information about the new sub-adviser and sub-advisory agreement within ninety days of appointment.
Strategic Advisers has retained FIAM LLC, PGIM, Inc., and T. Rowe Price Associates, Inc. to serve as sub-advisers for the fund.
FIAM, in turn, has retained FMR UK, FMR H.K., and FMR Japan to serve as sub-subadvisers for the fund.
The sub-advisers do not sponsor the fund.
It is not possible to predict the extent to which the fund's assets will be invested by a particular sub-adviser at any given time and one or more sub-advisers may not be managing any assets for the fund at any given time.
Management and Sub-Advisory Services. Under the terms of its management contract with the fund, Strategic Advisers acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. Strategic Advisers is authorized, in its discretion, to allocate the fund's assets pursuant to its investment strategy. Strategic Advisers or its affiliates provide the fund with all necessary office facilities and personnel for servicing the fund's investments, compensate all officers of the fund and all Trustees who are interested persons of the trust or of Strategic Advisers, and compensate all personnel of the fund or Strategic Advisers performing services relating to research, statistical and investment activities.
In addition, Strategic Advisers or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.
Under its respective sub-advisory agreement, and subject to the supervision of the Board of Trustees, each sub-adviser directs the investment of its allocated portion of the fund's assets in accordance with the fund's investment objective, policies and limitations.
Management-Related Expenses. In addition to the management fee payable to Strategic Advisers, the fund pays all of its expenses that are not assumed by Strategic Advisers or its affiliates. Under the terms of separate agreements between Strategic Advisers and the fund's transfer agent and service agent, Strategic Advisers or an affiliate is responsible for the payment of any fees associated with the transfer agent and service agent agreements. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
Management Fee.
For the services of Strategic Advisers under the management contract, the fund pays Strategic Advisers a monthly management fee calculated by adding the annual rate of 0.25% of the fund's average daily net assets throughout the month plus the total fees payable monthly to the fund's sub-advisers, if any, pursuant to the applicable investment sub-advisory agreement(s); provided, however, that the fund's maximum aggregate annual management fee will not exceed 0.75% of the fund's average daily net assets.
In addition, Strategic Advisers has contractually agreed to waive a portion of the fund's management fee in an amount equal to 0.25% of the average daily net assets of the fund until September 30, 2026. The fee waiver will increase returns.
The following table shows the amount of management fees paid by the fund to Strategic Advisers for the fiscal year(s) ended February 28, . In addition, the table shows the amount of waivers reducing management fees.
[Information to be provided in a subsequent amendment.]
Strategic Advisers may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. Strategic Advisers retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.
Sub-Adviser - FIAM. The fund and Strategic Advisers have entered into a sub-advisory agreement with FIAM pursuant to which FIAM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays FIAM fees based on the net assets of the portion of the fund managed by FIAM pursuant to a separately negotiated investment mandate (a "Strategy"). The fees are calculated using the effective rate applicable to Aggregated Assets managed by FIAM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by FIAM pursuant to that Strategy.
The following fee rate schedules apply to the mandates below.
High Income: 0.60% on the first $50 million in assets; 0.40% on the next $50 million in assets; 0.30% on the next $100 million in assets; and 0.25% on any amount in excess of $200 million in assets.
High Yield: 0.60% on the first $50 million in assets; 0.40% on the next $50 million in assets; 0.30% on the next $100 million in assets; and 0.25% on any amount in excess of $200 million in assets.
On behalf of the fund, FIAM, in turn, has entered into sub-subadvisory agreement(s) with FMR UK, FMR H.K., and FMR Japan. Pursuant to the sub-subadvisory agreement, FIAM may receive from the sub-subadviser investment research and advice on issuers outside the United States (non-discretionary services) and FIAM may grant the sub-subadviser investment management authority and the authority to buy and sell securities if FIAM believes it would be beneficial to the fund (discretionary services). FIAM, not the fund, pays the sub-subadviser(s).
Sub-Adviser - PGIM. The fund and Strategic Advisers have entered into a sub-advisory agreement with PGIM pursuant to which PGIM may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays PGIM fees based on the net assets of the portion of the fund managed by PGIM pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by PGIM under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by PGIM pursuant to that Strategy.
Sub-Adviser - T. Rowe Price. The fund and Strategic Advisers have entered into a sub-advisory agreement with T. Rowe Price pursuant to which T. Rowe Price may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement, for providing investment management services to the fund, Strategic Advisers pays T. Rowe Price fees based on the net assets of the portion of the fund managed by T. Rowe Price pursuant to a separately negotiated Strategy. The fees are calculated using the effective rate applicable to Aggregated Assets managed by T. Rowe Price under a particular Strategy. Aggregated Assets for a particular Strategy means the assets of all registered investment companies managed by Strategic Advisers that are managed by T. Rowe Price pursuant to that Strategy.
The following table shows the amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to FIAM for the fiscal year(s) ended February 28, .
[Information to be provided in a subsequent amendment.]
The following table shows the aggregate amount of sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to sub-adviser(s) other than FIAM LLC for the fiscal year(s) ended February 28, .
[Information to be provided in a subsequent amendment.]
Expense estimates, which are accrued in the period to which they relate and adjusted when actual amounts are known, will cause differences between the amount of the management fees paid by the fund to Strategic Advisers and the aggregate amount of the sub-advisory fees paid by Strategic Advisers, on behalf of the fund, to the sub-adviser(s).
[Portfolio Manager holdings and compensation information to be filed by subsequent amendment.]
PROXY VOTING GUIDELINES

Proxy Voting - Strategic Advisers.
On behalf of the fund, the Board of Trustees of the trust has delegated proxy voting authority to Strategic Advisers. Strategic Advisers has established the following Proxy Voting Guidelines.
I. General Principles
A. Strategic Advisers generally intends to vote shares of underlying funds held by a fund using echo voting procedures (that is, in the same proportion as the holders of all other shares of the particular underlying fund).
B. Any proposals not covered by paragraph A above or other special circumstances will be voted pursuant to the Proxy Voting Guidelines included as Attachment A.
Attachment A
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors without being overly prescriptive;
•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- provisions restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
Sub-Adviser(s):
Proxy voting policies and procedures are used by a sub-adviser to determine how to vote proxies relating to the securities held by its allocated portion of the fund's assets. The proxy voting policies and procedures used by a sub-adviser are described below.

 Proxy Voting - FIAM
I. Introduction
These guidelines are intended to help Fidelity's customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers' and fund shareholders' long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds' investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company's approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II. Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders' rights. The following general guidelines are intended to reflect these proxy voting principles.
A. Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.
Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.
2. There is no gender diversity on the board, or if a board of ten or more members has fewer than two gender diverse directors.
3. There are no racially or ethnically diverse directors.
4. The director is a public company CEO who sits on more than two unaffiliated public company boards.
5. The director, other than a CEO, sits on more than five unaffiliated public company boards.
Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.
2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.
3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B. Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds' assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management's track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder's and management's nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C. Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D. Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board's adoption of a classified board structure and support declassification of existing boards.
E. Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F. Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company's board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G. Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company's proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company's shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H. Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III. Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A. Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:
1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate ("burn rate") considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An "out-of-the-money" (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company's relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B. Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing "best practices" in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.
IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;
- The alignment of executive compensation and company performance relative to peers; and
- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A. Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1.The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a)The alignment of executive compensation and company performance relative to peers; and
b)The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.
3. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B. Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as "golden parachutes." Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V. Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds' investment objectives and strategies.
Fidelity generally considers management's recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
•Address a topic that our research has identified as financially material;
•Provide disclosure of new or additional information to investors without being overly prescriptive;
•Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company's processes and governance of the topic in question; and
•Are realistic or practical for the company to comply with.
VI. Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision.
Anti-takeover provisions include:
- classified boards;
- "blank check" preferred stock (whose terms and conditions may be expressly determined by the company's board, for example, with differential voting rights);
- golden parachutes;
- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
- poison pills;
- provisions restricting the right to call special meetings;
- provisions restricting the right of shareholders to set board size; and
- any other provision that eliminates or limits shareholder rights.
A. Shareholders Rights Plans ("poison pills")
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.
Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.
Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B. Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C. Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D. Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
- All of the poison pill's features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders' value in the companies in which the Fidelity funds invest. To the extent a company's management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A. Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of REITs, however, Fidelity will oppose a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.
B. Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C. Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX. Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as "echo voting"). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X. Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI. Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.
XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity's fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies' business relationships.
Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.
Glossary
  Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.
                    - For a large-capitalization company, burn rate higher than 1.5%.
                    - For a small-capitalization company, burn rate higher than 2.5%.
             - For a micro-capitalization company, burn rate higher than 3.5%.
  Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
  Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
  Micro-capitalization company means a company with market capitalization under US $300 million.
  Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.
  Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

Proxy Voting - PGIM.
PGIM Fixed Income. PGIM Fixed Income is a business unit of PGIM. PGIM Fixed Income's policy is to vote proxies in the best interests of its clients. In the case of pooled accounts, the policy is to vote proxies in the best interests of the pooled account. The proxy voting policy contains detailed voting guidelines on a wide variety of issues commonly voted upon by shareholders. These guidelines reflect PGIM Fixed Income's judgment of how to further the best interests of its clients through the shareholder or debt-holder voting process.
PGIM Fixed Income invests primarily in debt securities, thus there are few traditional proxies voted by it. PGIM Fixed Income generally votes with management on routine matters such as the appointment of accountants or the election of directors. From time to time, ballot issues arise that are not addressed by the policy or circumstances may suggest a vote not in accordance with the established guidelines. In these cases, voting decisions are made on a case-by-case basis by the applicable portfolio manager taking into consideration the potential economic impact of the proposal. Not all ballots are received by PGIM Fixed Income in advance of voting deadlines, but when ballots are received in a timely fashion, PGIM Fixed Income strives to meet its voting obligations. It cannot, however, guarantee that every proxy will be voted prior to its deadline.
With respect to non-U.S. holdings, PGIM Fixed Income takes into account additional restrictions in some countries that might impair its ability to trade those securities or have other potentially adverse economic consequences. PGIM Fixed Income generally votes non-U.S. securities on a best efforts basis if it determines that voting is in the best interests of its clients. Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of PGIM Fixed Income. When PGIM Fixed Income identifies an actual or potential material conflict of interest between the firm and its clients with respect to proxy voting, the matter is presented to senior management who will resolve such issue in consultation with the compliance and legal departments. Proxy voting is reviewed by the trade management oversight committee.
Any client may obtain a copy of PGIM Fixed Income's proxy voting policy, guidelines and procedures, as well as the proxy voting records for that client's securities, by contacting the account management representative responsible for the client's account.
T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, "T. Rowe Price") have adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the "Price Funds") as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
 One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company's public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and - most importantly - our investment professionals' views in making voting decisions.  T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients' proxies.  In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client's best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price's Environmental, Social and Governance Investing Committee ("TRPA ESG Investing Committee" or the "Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or the advisory client's portfolio manager.  The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.
 Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients' holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esgpolicy.
Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor's general global policies, regional codes of corporate governance, and our own views as investors in these markets.  We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price's guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies.2

REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

1 This document is not applicable to T. Rowe Price Investment Management, Inc. ("TRPIM").  TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.
2 The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES
The fund has entered into a distribution agreement with Fidelity Distributors Company LLC (FDC), an affiliate of Strategic Advisers. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc.
The fund's distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered.
Promotional and administrative expenses in connection with the offer and sale of shares are paid by Strategic Advisers.
The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule).
The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule.
The Plan, as approved by the Trustees, allows shares of the fund and/or Strategic Advisers to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
The Plan adopted for the fund or class, as applicable, is described in the prospectus.
Under the Plan, if the payment of management fees by the fund to Strategic Advisers is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan.
The Plan specifically recognizes that Strategic Advisers may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that Strategic Advisers, directly or through FDC, may pay significant amounts to intermediaries that provide those services.
Currently, the Board of Trustees has authorized such payments for shares of the fund.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders.
In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to Strategic Advisers under its management contract with the fund.
To the extent that the Plan gives Strategic Advisers and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
TRANSFER AND SERVICE AGENT AGREEMENTS
The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of Strategic Advisers, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.
For providing transfer agency services, FIIOC receives no fees from the fund; however, each underlying Fidelity® fund pays its respective transfer agent (either FIIOC or an affiliate of FIIOC) fees based, in part, on the number of positions in and/or assets of the fund invested in such underlying Fidelity® fund. Strategic Advisers or an affiliate of Strategic Advisers will bear the costs of the transfer agency services with respect to assets managed by one or more sub-advisers and assets invested in non-affiliated ETFs under the terms of an agreement between Strategic Advisers and FIIOC.
FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, checkwriting, wire transactions, and providing historical account research, as applicable.
FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
Strategic Advisers or its affiliate bears the cost of pricing and bookkeeping services under the terms of an agreement between Strategic Advisers and FSC.

DESCRIPTION OF THE TRUST
Trust Organization.
Strategic Advisers® Income Opportunities Fund is a fund of Fidelity Rutland Square Trust II, an open-end management investment company created under an initial trust instrument dated March 8, 2006.
The Trustees are permitted to create additional funds in the trust and to create additional classes of a fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.
Shareholder Liability. The trust is a statutory trust organized under Delaware law. Delaware law provides that, except to the extent otherwise provided in the Trust Instrument, shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of Delaware. The courts of some states, however, may decline to apply Delaware law on this point. The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust. The Trust Instrument provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Trust Instrument further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.
The Trust Instrument provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Trust Instrument also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect, and a fund is unable to meet its obligations. Strategic Advisers LLC believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.
Voting Rights. The fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.
The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.
The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of a trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.
Custodian(s).
State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund.
The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies.
The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions.
From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.
Strategic Advisers, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by Strategic Advisers. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
Independent Registered Public Accounting Firm.
[_______________], independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION
The fund views holdings information as sensitive and limits its dissemination. The Board authorized Strategic Advisers, in consultation with FMR, to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.
Other registered investment companies that are advised or sub-advised by Strategic Advisers or a sub-adviser may be subject to different portfolio holdings disclosure policies, and neither Strategic Advisers nor the Board exercises control over such policies or disclosure. In addition, separate account clients of Strategic Advisers and the sub-advisers have access to their portfolio holdings and are not subject to the fund's portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by Strategic Advisers or a sub-adviser and some of the separate accounts managed by Strategic Advisers or a sub-adviser have investment objectives and strategies that are substantially similar or identical to the fund's and, therefore, potentially substantially similar, and in certain cases nearly identical, portfolio holdings as the fund.
The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).
The fund will provide its top mutual fund positions (if any) on Fidelity's web site (i) monthly, 30 days after month-end, and (ii) quarterly, 15 or more days after the quarter-end.
Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.
The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.
FMR's Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity® fund prior to such fund's public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.
Disclosure of non-public portfolio holdings information for a Fidelity® fund's portfolio may only be provided pursuant to the guidelines below.
The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons Strategic Advisers believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.
Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by Strategic Advisers, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. Strategic Advisers relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.
At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial holdings daily, on the next business day) and MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day).
Strategic Advisers, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.
There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended February 29, 2024, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference.
Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies in which the fund has invested, if and to the extent it is permitted to do so.
Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.
APPENDIX
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2024 FMR LLC. All rights reserved.

Fidelity Rutland Square Trust II

Post-Effective Amendment No. 120 (’33 Act)

Amendment No. 123 (’40 Act)

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

Trust Instrument, dated March 8, 2006, is incorporated herein by reference to Exhibit (a) of the Initial Registration Statement on N-1A.

(b)

Bylaws of Fidelity Rutland Square Trust II, as amended and dated June 4, 2009, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 3.

(c)

Not applicable.

(d)

(1)

Management Contract, dated June 2, 2022, between Strategic Advisers Alternatives Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment Nos. 91 & 94.

(3)

Management Contract, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment Nos. 79 & 82.

(4)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment Nos. 91 & 94.

(5)

Management Contract, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 82 & 85.

(6)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment Nos. 91 & 94.

(7)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Income Opportunities Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(8) of Post-Effective Amendment Nos. 91 & 94.

(8)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers International Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment Nos. 91 & 94.

(9)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Fidelity International Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 91 & 94.

(10)

Management Contract, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Contract, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (d)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment Nos. 91 & 94.

(13)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment Nos. 91 & 94.

(14)

Amended and Restated Management Contract, dated October 1, 2018, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 91 & 94.

(15)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Convertible Arbitrage), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effect Amendment Nos. 117 & 120.

(16)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Fidelity Diversifying Solutions LLC (FIAM Equity Market Protective Put), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment Nos. 117& 120.

(17)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Pacific Investment Management Company LLC (or PIMCO), on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment Nos. 117 & 120.

(18)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 116 & 119.

(19)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment Nos. 110 & 113.

(20)

Amended and Restated Sub-Advisory Agreement, dated March 2, 2023, between Strategic Advisers LLC and FIAM LLC on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment Nos. 119 & 122.

(21)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and TCW Investment Management Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment Nos. 110 & 113.

(22)

Amended and Restated Sub-Advisory Agreement, dated March 2, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Core Income Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 119 & 122.

(23)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and Acadian Asset Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment Nos. 114 & 117.

(24)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment Nos. 112 & 115.

(25)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment Nos. 119 & 122.

(26)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment Nos. 118 & 121.

(27)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(27) of Post-Effective Amendment Nos. 118 & 121.

(28)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC, and Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment Nos. 114 & 117.

(29)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2022, between Strategic Advisers LLC and T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment Nos. 116 & 119.

(30)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 119 & 122.

(31)

Amended and Restated Sub-Advisory Agreement, dated as of October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment Nos. 118 & 121.

(32)

Amended and Restated Sub-Advisory Agreement, dated as of June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment Nos. 118 & 121.

(33)

 Amended and Restated Sub-Advisory Agreement, dated June 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 119 & 122.

(34)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment Nos. 118 & 121.

(35)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment Nos. 118 & 122.

(36)

Sub-Advisory Agreement, dated October 18, 2016, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and FIAM LLC, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment Nos. 56 & 59.

(37)

Amended and Restated Sub-Advisory Agreement, dated April 12, 2021, between Strategic Advisers LLC and PGIM, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 112 & 115.

(38)

Amended and Restated Sub-Advisory Agreement, dated March 3, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment Nos. 110 & 113.

(39)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Arrowstreet Capital, Limited Partnership on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 118 & 121.

(40)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Causeway Capital Management LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment Nos. 112 & 115.

(41)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment Nos. 119 & 122.

(42)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment Nos. 118 & 121.

(43)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment Nos. 118 & 121.

(44)

Sub-Advisory Agreement, dated September 4, 2019, between Strategic Advisers LLC and T. Rowe Price Associates, Inc, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 102 & 105.

(45)

Amended and Restated Sub-Advisory Agreement, dated June 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment Nos. 114 & 117.

(46)

Sub-Advisory Agreement, dated January 23, 2023, between Strategic Advisers LLC and Thompson, Siegel & Walmsley, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 118 & 121.

(47)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and William Blair Investment Management, LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment Nos. 110 & 113.

(48)

Sub-Advisory Agreement, dated June 1,2023, between Strategic Advisers LLC and Wellington Management Company, LLP, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment Nos. 119 & 122.

(49)

Amended and Restated Sub-Advisory Agreement, dated February 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment Nos. 119 & 122.

(50)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment Nos. 118 & 121.

(51)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment Nos. 118 & 121.

(52)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2021, between Strategic Advisers LLC and Alliancebernstein L.P., on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment Nos. 114 & 117.

(53)

Amended and Restated Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and Aristotle Capital Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment Nos. 114 & 117.

(54)

Sub-Advisory Agreement, dated July 31, 2020, between Strategic Advisers LLC and Brandywine Global Investment Management, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment Nos. 118 & 121.

(55)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and Clarivest Asset Management LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment Nos. 110 & 113.

(56)

Sub-Advisory Agreement, dated September 7,2022, between Strategic Advisers LLC and D.E. Shaw Investment Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment Nos. 118 & 121.

(57)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment Nos. 118 & 121.

(58)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and, Geode Capital Management, LLC on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment Nos. 118 & 121.

(59)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2022, between Strategic Advisers LLC and, J.P. Morgan Investment Management Inc. on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 119 & 122.

(60)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, Loomis, Sayles & Company, L.P, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment Nos. 106 & 109.

(61)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, LSV Asset Management, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 106 & 109.

(62)

Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Neuberger Berman Investment Advisers, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 118 & 121.

(63)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, PineBridge Investments LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment Nos. 106 & 109.

(64)

Amended and Restated Sub-Advisory Agreement, dated May 1, 2022, between Strategic Advisers LLC and, Principal Global Investors, LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 118 & 121.

(65)

Sub-Advisory Agreement, dated June 3, 2020, between Strategic Advisers LLC and, T. Rowe Price Associates, Inc. on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 106 & 109.

(66)

Sub-Advisory Agreement, dated December 7,2022, between Strategic Advisers LLC and Wellington Management Company LLP, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment Nos. 119 & 122.

(67)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Delaware Investments Fund Advisers, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment Nos. 114 & 117.

(68)

Amended and Restated Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment Nos. 116 & 119.

(69)

Sub-Advisory Agreement, dated June 3, 2021, between Strategic Advisers LLC and MacKay Shields LLC, on behalf of Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 118 & 121.

(70)

Sub-Advisory Agreement, dated September 1, 2021, between Strategic Advisers LLC and Massachusetts Financial Services Company (currently known as MFS Investment Management (MFS)), on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment Nos. 114 & 117.

(71)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment Nos. 116 & 119.

(72)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and Western Asset Management Company, LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 116 & 119.

(73)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (d)(74) of Post-Effective Amendment Nos. 119 & 122.

(74)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2021, between Strategic Advisers LLC and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 116 & 119.

(75)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Strategic Advisers LLC and AllianceBernstein L.P., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment Nos. 110 & 113.

(76)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and ArrowMark Partners, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment Nos. 110 & 113.

(77)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2019, between Strategic Advisers LLC and Boston Partners Global Investors, Inc. on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 118 & 121.

(78)

Sub-Advisory Agreement, dated November 3, 2020, between Strategic Advisers LLC and FIL Investment Advisors, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(77) of Post-Effective Amendment Nos. 118 & 121.

(79)

Amended and Restated Sub-Advisory Agreement, dated June 2, 2022, between Strategic Advisers LLC and Geode Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment Nos. 118 & 121.

(80)

Sub-Advisory Agreement, dated March 10, 2022, between Strategic Advisers LLC and GW&K Investment Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(76) of Post-Effective Amendment Nos. 116 & 119.

(81)

Amended and Restated Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers LLC and J.P. Morgan Investment Management Inc., on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment Nos. 110 & 113.

(82)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2021, between Strategic Advisers LLC and LSV Asset Management, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment Nos. 114 & 117.

(83)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and Portolan Capital Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment Nos. 119 & 122.

(84)

Amended and Restated Sub-Advisory Agreement, dated September 7, 2022, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(83) of Post-Effective Amendment Nos. 118 & 121.

(85)

Sub-Advisory Agreement, dated December 2, 2020, between Strategic Advisers, LLC and River Road Asset Management, LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment Nos. 110 & 113.

(86)

Amended and Restated Sub-Advisory Agreement, dated April 1, 2023, between Strategic Advisers LLC and FIAM LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment Nos. 119 & 122.

(87)

Sub-Advisory Agreement, dated December 6, 2017, between Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) and T. Rowe Price Associates, Inc., on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(137) of Post-Effective Amendment Nos. 65 & 68.

(88)

Sub-Advisory Agreement, dated November 1, 2021, between Strategic Advisers LLC and Allspring Global Investments, LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment Nos. 114 & 117.

(89)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment Nos. 117 & 120.

(90)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 117 & 120.

(91)

Sub-SubAdvisory Agreement and Schedule A, dated June 2, 2022, between Fidelity Diversifying Solutions LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 118 & 121.

(92)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment Nos. 91 & 94.

(93)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment Nos. 116 & 119.

(94)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(88) of Post-Effective Amendment Nos. 91 & 94.

(95)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(93) of Post-Effective Amendment Nos. 116 & 119.

(96)

Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment Nos. 91 & 94.

(97)

Schedule A to the Sub-SubAdvisory Agreement, dated June 7, 2018, between FIAM LLC and FMR Investment Management (U.K.) Limited on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisors Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment Nos. 116 & 119.

(98)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and Fidelity Management & Research (Hong Kong) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment Nos. 106 & 109.

(99)

Form of Amended and Restated Sub-SubAdvisory Agreement and Schedule A, between FIAM LLC and Fidelity Management & Research (Japan) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment Nos. 106 & 109.

(100)

Amended and Restated Sub-SubAdvisory Agreement and Schedule A, dated June 3, 2020, between FIAM LLC and FMR Investment Management (UK) Limited on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (d)(112) of Post-Effective Amendment Nos. 106 & 109.

(101)

Form of Sub-SubAdvisory Agreement and Schedule A, dated October 18, 2016, between FIL Investment Advisors and FIL Investment Advisors (U.K.) Limited, on behalf of Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund (formally known as Strategic Advisers International II Fund), Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment Nos. 119 & 122.

(102)

Sub-SubAdvisory Agreement, dated December 2, 2020 between PGIM, Inc. and PGIM Limited on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment Nos. 110 & 113.

(103)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock International Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment Nos. 116 & 119.

(104)

Sub-SubAdvisory Agreement, dated March 10, 2022, between BlackRock (Singapore) Limited and BlackRock Investment Management, LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (d)(102) of Post-Effective Amendment Nos. 116 & 119.

(105)

Amended and Restated Sub-SubAdvisory Agreement, dated July 1, 2020 between Schroder Investment Management North America Inc. and Schroder Investment Management North America Limited on behalf of Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment Nos. 106 & 109.

(106)

 Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price Hong Kong Limited, on behalf of Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment Nos. 118 & 121.

(107)

Sub-SubAdvisory Agreement, dated September 7,2022, between T. Rowe Price Associates, Inc. and T. Rowe Price International Ltd., on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 118 & 121.

(108)

Sub-SubAdvisory Agreement, dated March 4, 2021, between T. Rowe Price Associates, Inc. and T. Rowe Price Singapore Private Ltd. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment Nos. 117 & 120.

(e)

(1)

General Distribution Agreement, dated June 2, 2022, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity Emerging Markets Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Fidelity U.S. Total Stock Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Income Opportunities Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

General Distribution Agreement, dated June 3, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

General Distribution Agreement, dated June 3, 2021, between Fidelity Rutland Square II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (e)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Short Duration Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Rutland Square Trust II and Fidelity Distributors Company LLC, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment Nos. 102 & 105.

(f)

Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Rutland Square Trust II Funds, effective as of June 6, 2013, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment Nos. 109 & 112.

(g)

(1)

Custodian Agreement dated April 12, 2007 between Mellon Bank, N.A. (currently known as The Bank of New York Mellon) and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Large Cap Fund, and Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Commonwealth Trust II’s (File No. 333-139428) Post-Effective Amendment No. 3.

(2)

Custodian Agreement dated April 12, 2007 between State Street Bank & Trust Company and Fidelity Rutland Square Trust II on behalf of Strategic Advisers Alternatives Fund, Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (g) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment No. 1.

(h)

(1)

Management Fee Waiver Agreement, dated June 2, 2022, between Strategic Advisers Alternatives Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Core Income Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(2) of Post-Effective Amendment Nos. 46 & 49.

(3)

Management Fee Waiver Agreement, dated June 7, 2018, between Strategic Advisers Fidelity Core Income Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 79 & 82.

(4)

Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Emerging Markets Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment Nos. 46 & 49.

(5)

Management Fee Waiver Agreement, dated September 13, 2018, between Strategic Advisers Fidelity Emerging Markets Fund and Strategic Advisers LLC is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 82 & 85.

(6)

Management Fee Waiver Agreement, dated March 8, 2018, between Strategic Advisers Fidelity U.S. Total Stock Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(15) of Post-Effective Amendment Nos. 67 & 70.

(7)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Income Opportunities Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment Nos. 46 & 49.

(8)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(9) of Post-Effective Amendment Nos. 46 & 49.

(9)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers International II Fund (currently known as Strategic Advisers Fidelity International Fund) and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 46 & 49.

(10)

Management Fee Waiver Agreement, dated June 3, 2020, between Strategic Advisers Large Cap Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 106 & 109.

(11)

Management Fee Waiver Agreement, dated June 3, 2021, between Strategic Advisers Municipal Bond Fund and Strategic Advisers LLC, is incorporated herein by reference to Exhibit (h)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(11) of Post-Effective Amendment Nos. 46 & 49.

(13)

Amended and Restated Management Fee Waiver Agreement, dated October 1, 2014, between Strategic Advisers Small-Mid Cap Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(12) of Post-Effective Amendment Nos. 46 & 49.

(14)

Management Fee Waiver Agreement, dated December 6, 2017, between Strategic Advisers Tax-Sensitive Short Duration Fund and Strategic Advisers, Inc. (currently known as Strategic Advisers LLC) is incorporated herein by reference to Exhibit (h)(13) of Post-Effective Amendment Nos. 63 & 66.

(15)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Strategic Advisers Small-Mid Cap Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Fidelity Emerging Markets Fund, and Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No. 002-24389) Post-Effective Amendment No. 172.

(16)

Form of Fund of Funds Investment Agreement (Strategic Advisers Funds) is incorporated herein by reference to Exhibit (h)(14) of Fidelity Rutland Square Trust II’s (File No. 333-139427) Post-Effective Amendment Nos. 113 & 116.

(i)

To be filed by subsequent amendment.

(j)

To be filed by subsequent amendment.

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Alternatives Fund is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment Nos. 116 & 119.

(2)

 Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Core Income Fund is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment Nos. 102 & 105.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Core Income Fund is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment Nos. 102 & 105.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment Nos. 102 & 105.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity Emerging Markets Fund is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment Nos. 102 & 105.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity International Fund, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment Nos. 102 & 105.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Fidelity U.S. Total Stock Fund is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment Nos. 102 & 105.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment Nos. 102 & 105.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers International Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 102 & 105.

(10)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (m)(14) of Post-Effective Amendment Nos. 106 & 109.

(11)

Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Municipal Bond Fund is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment Nos. 111 & 114.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Short Duration Fund is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment Nos. 102 & 105.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment Nos. 102 & 105.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment Nos. 102 & 105.

(n)

Not applicable.

 (p)

(1)

The 2023 Code of Ethics, adopted by each fund and Strategic Advisers, LLC (formerly known as Strategic Advisers, Inc.), Fidelity Diversifying Solutions, LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(1) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 555.

(2)

The 2022 Code of Ethics, adopted by FIL Limited, FIL Investment Advisors, and FIL Investment Advisors (UK) Limited pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(2) of Variable Insurance Products Fund V’s (File No. 033-17704) Post-Effective Amendment No. 81.

(3)

Code of Ethics, adopted by Pyramis Global Advisors, LLC (currently known as FIAM LLC) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, Strategic Advisers Fidelity Core Income Fund, Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund,  Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Small-Mid Cap Fund, and Strategic Advisers Tax-Sensitive Short-Duration Fund,  is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 4.

(4)

Code of Ethics, dated February 2023, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Fidelity Emerging Markets Fund, Strategic Advisers Fidelity U.S. Total Stock Fund, Strategic Advisers International Fund, Strategic Advisers Fidelity International Fund, Strategic Advisers Large Cap Fund, and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(2) of Fidelity Salem Street Trust’s (File No. 002-41839) Post-Effective Amendment No. 555.

(5)

Code of Ethics, adopted by Acadian Asset Management LLC, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment Nos. 118 & 121.

(6)

Code of Ethics, adopted by Alliance Bernstein, updated as of January 2023, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment Nos. 119 & 122.

(7)

Code of Ethics, dated October 4, 2022, adopted by Aristotle Capital Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(7) of Post-Effective Amendment Nos. 119 & 122.

(8)

Code of Ethics, dated June 2021, adopted by ArrowMark Partners, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment Nos. 116 & 119.

(9)

Code of Ethics, dated April 13, 2022, adopted by Arrowstreet Capital, Limited Partnership pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(9) of Post-Effective Amendment Nos. 118 & 121.

(10)

Code of Ethics, dated December 7, 2021, adopted by BlackRock, pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 116 & 119.

(11)

Code of Ethics, dated October 2020, adopted by Brandywine Global Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(10) of Post-Effective Amendment Nos. 110 & 113.

(12)

Code of Ethics, Implementation Date: Q2 2021, adopted by ClariVest Asset Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment Nos. 116 & 119.

(13)

Code of Ethics, dated June 30, 2021, adopted by Causeway Capital Management LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund and Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment Nos. 116 & 119.

(14)

Code of Ethics, dated September 8, 2020 adopted by Delaware Investments Funds Advisers, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment Nos. 118 & 121.

(15)

Code of Ethics, dated June 1,2022, adopted by D.E. Shaw Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 118 & 121.

(16)

Code of Ethics, dated December 2020, adopted by GW&K Investment Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 116 & 119.

(17)

Code of Ethics, dated December 18, 2020, adopted by J.P. Morgan Investment Management Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(15) of Post-Effective Amendment Nos. 110 & 113.

(18)

Code of Ethics, dated December 16, 2020, adopted by Loomis, Sayles & Company, L.P. pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment Nos. 110 & 113.

(19)

Code of Ethics, dated March 3, 2021, adopted by LSV Asset Management pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund and Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(17) of Post-Effective Amendment Nos. 112 & 115.

(20)

Code of Ethics, dated January 1, 2021, adopted by MFS Investment Management pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund and Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment Nos. 110 & 113.

(21)

Code of Ethics, dated June 30, 2022, adopted by Neuberger Berman Investment Advisers, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 118 & 121.

(22)

Code of Ethics, dated July 2021, adopted by New York Life Investment Management Holdings LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 116 & 119.

(23)

Code of Ethics, dated November 22,2021 adopted by Pacific Investment Management Company LLC (PIMCO) pursuant to Rule 17j-1, on behalf of Strategic Advisers Alternatives Fund, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment Nos. 118 & 121.

(24)

Code of Ethics, dated January 2023, adopted by PineBridge Investments LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment Nos. 119 & 122.

(25)

Code of Ethics, dated May 2018, adopted by Portolan Capital Management, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(20) of Post-Effective Amendment Nos.96 & 99.

(26)

Code of Ethics, dated February 1, 2023, adopted by Principal Global Investors, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers Large Cap Fund, is incorporated herein by reference to Exhibit (p)(26) of Post-Effective Amendment Nos. 119 & 122.

(27)

Code of Ethics, dated May 3, 2019, adopted by Prudential Investment Management, Inc. (currently known as PGIM) pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund and Strategic Advisers Income Opportunities Fund is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment Nos. 102 & 105.

(28)

Code of Ethics, dated March 2023, adopted by River Road Asset Management, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund, is incorporated herein by reference to Exhibit (p)(28) of Post-Effective Amendment Nos. 119 & 122.

(29)

Code of Ethics, adopted by Robeco Investment Management, Inc. (currently known as Boston Partners Global Investors, Inc.) pursuant to Rule 17j-1, on behalf of Strategic Advisers Small-Mid Cap Fund is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment Nos. 42 & 45.

(30)

Code of Ethics, dated June 2021, adopted by Schroder Investment Management North America Inc. on behalf of Strategic Advisers Emerging Markets Fund, is incorporated herein by reference to Exhibit (p)(29) of Post-Effective Amendment Nos. 116 & 119.

(31)

Code of Ethics, dated February 1, 2023, adopted by T. Rowe Price Group, Inc. pursuant to Rule 17j-1, on behalf of Strategic Advisers Emerging Markets Fund, Strategic Advisers Income Opportunities Fund, Strategic Advisers International Fund, Strategic Advisers Large Cap Fund, Strategic Advisers Municipal Bond Fund, Strategic Advisers Short Duration Fund, and Strategic Advisers Tax-Sensitive Short Duration Fund, is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 119 & 122.

(32)

Code of Ethics, dated June 27, 2022, adopted by TCW pursuant to Rule 17j-1, on behalf of Strategic Advisers Core Income Fund, is incorporated herein by reference to Exhibit (p)(33) of Post-Effective Amendment Nos. 118 & 121.

(33)

Code of Ethics, dated March 25, 2022, adopted by Thompson, Siegel & Walmsley, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund, is incorporated herein by reference to Exhibit (p)(34) of Post-Effective Amendment Nos. 118 & 121.

(34)

Code of Ethics, dated September 21,2022, adopted by Wellington Management Company LLP, pursuant to Rule 17-j1, on behalf of Strategic Advisers International Fund and Strategic Advisers Large Cap Fund is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 119 & 122.

(35)

Code of Ethics, dated, 2018, adopted by Wells Capital Management Inc. (WellsCap)(currently known as Allspring Global Investments, LLC), pursuant to Rule 17j-1, on behalf of Strategic Advisers Tax-Sensitive Short Duration Fund is incorporated herein by reference to Exhibit (p)(31) of Post-Effective Amendment Nos. 96 & 99.

(36)

Code of Ethics, dated June, 2021, adopted by Western Asset Management Company, LLC, pursuant to Rule 17j-1, on behalf of Strategic Advisers Municipal Bond Fund, is incorporated herein by reference to Exhibit (p)(36) of Post-Effective Amendment Nos. 116 & 119.

(37)

Code of Ethics, dated July 31, 2018, adopted by William Blair & Company, LLC pursuant to Rule 17j-1, on behalf of Strategic Advisers International Fund is incorporated herein by reference to Exhibit (p)(32) of Post-Effective Amendment Nos. 96 & 99.

Item 29.

Persons Controlled by or Under Common Control with the Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

The Trust through Strategic Advisers Alternatives Fund, a separate series of the Trust, wholly owns and controls the Strategic Advisers Alternatives Fund Cayman Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the Strategic Advisers Alternatives Fund’s annual and semi-annual reports to shareholders.

Item 30.

Indemnification

Pursuant to Del. Code Ann. title 12 § 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article X, Section 10.02 of the Trust Instrument sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Trust Instrument, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Advisors

(1) STRATEGIC ADVISERS LLC

Strategic Advisers LLC serves as investment adviser to and provides investment supervisory services to individuals, banks, thrifts, pension and profit sharing plans, trusts, estates, charitable organizations, corporations, and other business organizations, and provides a variety of publications on investment and personal finance.  Strategic Advisers LLC may also provide investment advisory services to other investment advisers.  The directors and officers of have held the following positions of a substantial nature during the past two fiscal years.

Peter Brian Enyeart	President and Director (2022).
Wilfred Chilangwa	Vice President of Strategic Advisers LLC.
Barry J. Golden	Vice President of Strategic Advisers LLC.
David Coyne	Director.
Scott B. Kuldell	Senior Vice President of Strategic Advisers LLC.
James Gryglewicz	Compliance Officer of SelectCo and Strategic Advisers LLC. Previously served as Chief Compliance Officer of Strategic Advisers LLC.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John A. Stone	Chief Investment Officer (2022). Previously served as Vice President of Strategic Advisers LLC.
Stephanie Caron	Chief Operating Officer.
Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC, Secretary FMR Capital, Inc and Strategic Advisers LLC (2022).
Catherine Pena	Chief Investment Officer (2023).
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Michael Shulman

Assistant Treasurer Fidelity Distributors Company LLC (FDC) (2022), Fidelity Diversifying Solutions LLC (2022), FIMM (2022), Fidelity Management & Research Company LLC (2023), FMR LLC (2023), FMR Capital, Inc. (2023), and Strategic Advisers LLC (2023); Executive Vice President, Tax of FMR LLC (2023).

Richard Compson	Director (2023).

(2)

FIAM, LLC (FIAM)

The directors and officers of FIAM, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Martin McGee	Director and Chief Financial Officer.
William Irving	President of FDS (2023) and FIAM (2023), and Director of FDS (2023) and FIAM (2023).
Casey M. Condron	Director, Head of FIAM Institutional Client Group.
Ian Baker	Senior Vice President.
Horace Codjoe	Vice President.
Christian G. Pariseault	Director (2022).
Timothy Abbuhl	Treasurer.
Joseph Benedetti	Secretary of FIAM and Assistant Secretary of FDS (2022).
Brian C. McLain	Assistant Secretary Strategic Advisers LLC. Previously served as Assistant Secretary of Fidelity Distributors Corporation (FDC).
John Bertone	Assistant Secretary.
Kimberly L. Perry	Director.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

(3) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
James Lenton	Director of FMR H.K. (2023).
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (4) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC.
Nathaniel Norr Salter	Director of FMR Japan (2023).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan.
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan; Previously served as Compliance Officer of FMR Japan.
Kenji Kanemasu	Compliance Officer of FMR Japan (2023).
Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited. Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

(5) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Niamh Brodie-Machura	Director FMR Investment Management (UK) Limited.
Kyle Johnson	Director of FMR UK (2024).
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Stephanie J. Brown

Chief Compliance Officer of Fidelity Management & Research Company LLC (2023), FDS (2023), FIAM (2023), FMR H.K. (2023), Fidelity Management & Research (Japan) Limited (2023), FMR Investment Management (UK) Limited (2023), and Strategic Advisers LLC (2023); Assistant Treasurer FMR Capital, Inc..

Jean-Philippe Provost	Director FMR Investment Management (UK) Limited (2023).
Margaret Carey	Chief Legal Officer and Secretary of Fidelity Management & Research Company LLC; and Chief Legal Officer of FMR H.K, FMR Japan and FMR Investment Management (UK) Limited.

 (6) FIL INVESTMENT ADVISORS (FIA)

The directors and officers of FIA have held the following positions of a substantial nature during the past two fiscal years.

Rohit Mangla	Chief Compliance Officer of FIA; Previously served as Director of FIJ (2022).
May Huimei Li	Authorized Representative of FIA.
Michael Ng	SFC Emergency Contact Person and Compliant Officer of FIA.
Rosalie Powell	Company Secretary of FIA.
Matthew Quaife	Director of FIA.
Martine Dropkin	Director of FIA.
Katrina Nusum	Director of FIA.
Deborah Speight	Director of FIA (2022).
Richard McBrearty	Director of FIA (2022).
Adam Outerbridge	Director of FIA (2022).
Stacey Ramsay	Director of FIA (2022).

 (7) FIL INVESTMENT ADVISORS (UK) LIMITED (FIA(UK))

The directors and officers of FIA(UK) have held the following positions of a substantial nature during the past two fiscal years.

Andrew McCaffery	Director of FIA(UK).
Victoria Kelly	Director of FIA(UK).
Maria Abbonizio	Director of FIA(UK).
Malcolm Palmer	Director of FIA(UK).
Romain Boscher	Director of FIA(UK) (2022).
FIL Investment Management Limited	Company Secretary of FIA(UK).

 (8) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

David Lane	President and Chief Executive Officer (2023).
Jeffrey S. Miller	Chief Operating Officer.
Michael Ciccone	Chief Compliance Officer (2023).
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Gerard McGraw	Director (2023).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director.
Michael Even	Director.
Alok Kapoor	Director (2022).

 (9)

ACADIAN ASSET MANAGEMENT, LLC

The directors and officers of Acadian Asset Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandre Voitenok	SVP, Director, Portfolio Construction and Implementation/Executive Committee Member
Brendan Bradley	CIO, Execuitve Committee member
Charmaine Catania	SVP, Chief Financial Officer, Executive Committee member
Elie Sugarman	Manager
James Crumlish	SVP, CTO, Executive Committee member
John Chisholm	Co-CEO, Member of Board of Managers
Kelly Young	EVP, Chief Marketing Officer, Executive Committee member
Marlene Shaw	SVP, Director, Americas Relationship Management/Executive Committee Member
Mike Miles	SVP, Global Director, Human Resources, Executive Committee member
Richard Hart	Manager
Ross Dowd	Co-CEO, Member of Board of Managers
Ryan Taliaferro	SVP, Director, Equity Strategies/Executive Committee Member
Scott Dias	SVP, CCO, General Counsel, Executive Committee member
Surender Rana	Manager
Ted Noon	SVP, Director, Americas Client Group, Executive Committee member

 (10)

ALLIANCEBERNSTEIN L.P.

The directors and officers of AllianceBernstein L.P. have held, during the past two fiscal years, the following positions of a substantial nature.

Bill Siemers	Interim Chief Financial Officer
Charles G. T. Stonehill	Director – AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.; Founding Partner - Green & Blue Advisors LLC)
Daniel G. Kaye	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc.)
Das Narayandas	Director - AllianceBernstein Corporation (and Professor of Business Administration at Harvard Business School)
Jeffrey J. Hurd	Director – AllianceBernstein Corporation
Joan Lamm-Tennant	Chairman of the Board - AllianceBernstein Corporation
Kate C. Burke	Chief Operating Officer and Head of Private Wealth
Kristi A. Matus	Director - AllianceBernstein Corporation (and Director - Equitable Holdings, Inc., Equitable Financial Life Insurance Company)
Mark Pearson	Director - AllianceBernstein Corporation (and Director, President and CEO -Equitable Holdings, Inc.)
Nella Domenici	Director – AllianceBernstein Corporation
Nicholas Lane	Director – AllianceBernstein Corporation (and President - Equitable; Senior Exec VP and Head of US Life, Retirement and Wealth Mgmt - Equitable Holdings, Inc.)
Seth Bernstein	President and Chief Executive Officer and Director - AllianceBernstein Corporation
Todd Walthall	Director – AllianceBernstein Corporation

(11)

ALLSPRING GLOBAL INVESTMENTS, LCC

The directors and officers of Allspring Global Investments, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Joseph Sullivan	Manager-Allspring Global Investments Holdings, LLC
Francis Jon Baranko	President, Chief Investment Officer - Global Fundamental Investments
Karin Brotman	Chief Compliance Officer
Molly McMillin	Chief Financial Officer; Manager-Allspring Global Investments Holdings, LLC
Sallie Squire	Chief Operating Officer; Manager-Allspring Global Investments Holdings, LLC

(12)

ARISTOTLE CAPITAL MANAGEMENT, LLC

The directors and officers of Aristotle Capital, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Catalina Llinas	Co-Chief Investment Officer
Gary Lisenbee	Vice Chairman
Howard Gleicher	CEO and Chief Investment Officer
Michelle Gosom	Chief Compliance Officer
Nancy Scarlett	Chief Risk Officer
Richard S. Hollander	Chairman
Richard Schweitzer	Chief Financial Officer & Chief Operating Officer
Sona Chandwani	Chief Administrative Officer
Steve Borowski	President

(13)

ARROWMARK COLORADO HOLDINGS, LLC

The directors and officers of ArrowMark Colorado Holdings, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Blake Rice	General Counsel
Brian Schaub, CFA	Partner, Portfolio Manager
Chad Meade	Partner, Portfolio Manager
Chris Dunne	Managing Director, Investor Relations
David Corkins	Partner, Portfolio Manager
Kaelyn Abrell	Partner, Analyst
Karen Reidy, CFA	Partner, Portfolio Manager
Kirk Reid	Chief Operating Officer
Rick Grove	CCO
Sanjai Bhonsle	Partner, Portfolio Manager

 (14)

 ARROWSTREET CAPITAL, LIMITED PARTNERSHIP

The directors and officers of Arrowstreet Capital, Limited Partnership have held, during the past two fiscal years, the following positions of a substantial nature.

Albert S. Kyle	Non-Executive Director
Anthony Ryan	Chief Executive Officer, Executive Director
Bruce Clarke	Non-Executive Director
Derek Vance	Executive Director
Eric Burnett	General Counsel
Helen Crossen	Non-Executive Director
John Y. Campbell	Executive Director
Kimberly Kelley	Chief Compliance Officer
Nirali Maniar Gandhi	Chief Financial Officer
Peter Rathjens	Chief Investment Officer, Executive Director
Sarah Fromson	Non-Executive Director
Thomas DeLong	Non-Executive Director
Tuomo Vuolteenaho	Executive Director

(15)

 BLACKROCK

The directors and officers of BlackRock have held, during the past two fiscal years, the following positions of a substantial nature.

Ally Peters	Chief Financial Officer & Chief Operating Officer - BlackRock (Singapore) Limited
BlackRock Company Secretarial Services (UK) Limited	Secretary - BlackRock International Limited
Charles Park	Chief Compliance Officer - BlackRock Investment Management, LLC
Christian Clausen	Director - BlackRock International Limited
Christopher J. Meade	General Counsel, Chief Legal Officer and Senior Managing Director - BlackRock Investment Management, LLC
Damien Mooney	Officer - BlackRock (Singapore) Limited
Deborah Ho	Chief Executive Officer & Director - BlackRock (Singapore) Limited
Ed Fishwick	Director - BlackRock International Limited
Eleanor de Freitas	Director - BlackRock International Limited
Gary Shedlin	Chief Financial Officer and Senior Managing Director - BlackRock Investment Management, LLC
Graham Turl	Chief Legal Officer - BlackRock (Singapore) Limited
Gregor Carle	Officer - BlackRock (Singapore) Limited
James Charrington	Director - BlackRock International Limited
James Edward Fishwick	Chief Revenue Officer - BlackRock International Limited
Justin Ferrier	Officer - BlackRock (Singapore) Limited
Laurence Fink	Chief Executive Officer - BlackRock Investment Management, LLC
Margaret Young	Director - BlackRock International Limited
Martin B. Cook	Officer - BlackRock (Singapore) Limited
Neeraj Seth	Director - BlackRock (Singapore) Limited
Nicholas Gibson	Chief Compliance Officer and Managing Director - BlackRock International Limited
Patrick Leung	Director - BlackRock (Singapore) Limited
Philippe Matsumoto	Treasurer and Managing Director - BlackRock Investment Management, LLC
R. Andrew (Andy) Damm	Chief Revenue Officer - BlackRock International Limited
R. Andrew Dickson III	Secretary - BlackRock Investment Management, LLC
Rachel Lord	Chief Executive Officer & Director - BlackRock International Limited
Rachel Lord	Chief Executive Officer - BlackRock International Limited
Robert Goldstein	Chief Operating Officer and Senior Managing Director - BlackRock Investment Management, LLC
Robert Kapito	President - BlackRock Investment Management, LLC
Sarah Percy-Dove	Officer & Director - BlackRock (Singapore) Limited
Stacey Mullin	Chief Operating Officer & Director - BlackRock International Limited
Susan Chan	Officer - BlackRock (Singapore) Limited
Toby Ritch	Managing Director - BlackRock (Singapore) Limited

(16)

BOSTON PARTNERS GLOBAL INVESTORS, INC (Formerly ROBECO INVESTMENT MANAGEMENT, INC.)

The directors and officers of Robeco Investment Management, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Van Hooser	Director
Greg Varner	CFO
Jeffrey A. Finley	Director
Joseph Feeney, CFA	Director, CEO
Kenneth Lengieza	CCO
Mark Donovan, CFA	Director
Mark Kuzminskas	Chief Operating Officer (COO)
Stan Koyanagi	Director, Chairperson of the Board of Directors
William Butterly, III, Esq.	General Counsel, Secretary

(17)

 BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC.

The directors and officers of Brandywine Global Investment Management, LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Adam B. Spector	Managing Director
Christopher David Marzullo	General Counsel and Chief Compliance Officer
David Fenno Hoffman	Senior Managing Director and Board Chairman
Henry F. Otto	Senior Managing Director
Jed A. Plafker	Elected Manager
Mark Paul Glassman	Chief Administrative Officer & Treasurer
Matthew Nicholls	Elected Manager
Patrick S. Kaser	Managing Director
Steven M. Tonkovich	Senior Managing Director

(18)

CAUSEWAY CAPITAL MANAGEMENT, LLC. (Causeway)

The directors and officers of Causeway have held, during the past two fiscal years, the following positions of a substantial nature.

Dawn M. Vroegop	Independent Manager of Board of Managers of Causeway’s parent holding company
Gracie Varras Fermelia	Chief Operating Officer, member of Board of Managers of Causeway’s parent holding company
Harry William Hartford	President, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company
Kurt J. Decko	Chief Compliance Officer / General Counsel
Sarah Hotchkis Ketterer	Chief Executive Officer, Portfolio Manager, member of Board of Managers of Causeway’s parent holding company

(19)

CLARIVEST ASSET MANAGEMENT LLC

The directors and officers of Clarivest Asset Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron Ochstein	Member
David Raymond Vaughn	CIO - Non-U.S. and Global Strategies, Member
Ed Rick	Member
Eric Wilwant	Member
Jeff A. Jacobson	Chief Financial Officer, Chief Operations Officer
Rebecca Ellis	Chief Compliance Officer
Tiffany Ann Ayres	President & General Counsel, Member
Todd Nathan Wolter	CIO - U.S. and Alternative Strategies, Member

(20)      D.E. Shaw Investment Management LLC

The directors and officers of D.E. Shaw Investment Management LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Alexis Halaby	Member of DESIM’s Executive Committee; Head of Investor Relations of the D. E. Shaw group
Christopher Zaback	Chief Financial Officer of the D. E. Shaw group
David Sweet	Co-General Counsel of the D. E. Shaw group
Eddie Fishman	Member of DESIM’s Executive Committee; Chief Operating Officer of the D. E. Shaw group
Martin Lebwohl	Co-General Counsel of the D. E. Shaw group
Max Stone	Member of DESIM’s Executive Committee
Nathan Thomas	Chief Compliance Officer of the D. E. Shaw group
Ruvim Breydo	Member of DESIM’s Executive Committee; Chief Investment Officer of DESIM; and Portfolio Manager
Ted MacDonald	Chief Risk Officer of the D. E. Shaw group
Yevgenia Zemlyakova	Chief Operating Officer of DESIM

(21)

Delaware Investments Fund Advisers

The directors and officers of Delaware Investments Fund Advisers, have held, during the past two fiscal years, the following positions of a substantial nature.

Aaron D. Young	Vice President
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director
Aditya Kapoor	Vice President
Alex Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management
Anne E. Brundige	Assistant Vice President
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Antoinette Robbins	Senior Compliance Officer/Senior Manager
Antony Clubb	Authorized Signer
Aolin Li	Authorized Signer
Barry Klein	Assistant Vice President/Senior Equity Analyst/Associate Director
Benjamin J. Esty	Vice President
Bernard Holst Jr.	Assistant Vice President/Head of US SMA Trade Operations/Associate Director
Bernard L. Colson	Assistant Vice President
Brad Frishberg	Senior Vice President/Chief Investment Officer, Global Listed Infrastructure/Division Director
Bradley J. Warden	Senior Vice President
Bradley P. Halverson	Senior Vice President
Bradley P. Klapmeyer	Senior Vice President
Brent K. Bloss	Senior Vice President
Brett D. Wright	Senior Vice President/Global Head of Client Solutions/Executive Director
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income
Brett M. Coughlin	Assistant Vice President
Brian J. Bailey	Senior Vice President
Brian L. Murray, Jr.	Senior Vice President/Global Chief Compliance Officer/Division Director
Carleen Michalski	Senior Vice President/Head of Global Product Development/Associate Director
Carol T. Clifton	Assistant Vice President
Caroline Marull	Authorized Signer
Catherine L. Murray	Senior Vice President
Chad A. Gunther	Senior Vice President
Chad Landrum	Assistant Vice President
Charles John	Assistant Vice President
Charles L. Schorgl	Assistant Vice President
Christopher J. Parker	Senior Vice President
Christopher K. Bubeck	Assisant Vice President
Christopher S. Beck	Senior Vice President/Chief Investment Officer – Small Cap Value/Mid-Cap Value Equity/Executive Director
Craig C. Dembek	Senior Vice President/Head of Credit Research/Executive Director
Damian Deile	Assistant Vice President/Head of US SMA Operations and Accounting/Associate Director
Daniel G. Scherman	Senior Vice President
Daniel P. Hanson	Senior Vice President
Daniel V. Geatens	Vice President/Director of Financial Administration/Head of US Fund Administration/Division Director
Daniela Mardarovici	Senior Vice President/Co-Head of US Multisector/Core Plus Fixed Income/Division Director
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment Management/Division Director
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director
David P. Ginther	Senior Vice President
Debbie C. Buchanan	Assistant Vice President
Debra J. Lenzner	Assistant Vice President/Legal Services Manager
Derek L. Hamilton	Seior Vice President
Douglas Hayes	Assistant Vice President/Equity Analyst/Manager
Douglas K. Briggs	Vice President
Earthen Johnson	Assistant Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Elizabeth M. Jones	Assistant Vice President
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Erik R. Becker	Senior Vice President
Euclyn Denton	Vice President/Senior Manager of US Fund Administration
F. Chace Brundige	Senior Vice President
Francis Magee	Vice President/Senior Manager, Us Fund Administration
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director
Gage T. Krieger	Assistant Vice President
Gary T. Abrams	Vice President/Head of International Equity Trading/Associate Director
George Ma	Authorized Signer
Gilbert C. Scott	Senior Vice President
Gregory A. Gizzi	Senior Vice President/Managing Director/Head of Municipal Bonds/Senior Portfolio Manager
Gusaf C. Zinn	Senior Vice President
Hongbiao Zhao	Assistant Vice President
Iris Allende-Matir	Authorized Signer
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Executive Director
Jackie Oancea	Authorized Signer
James L. Hinkley	Senior Vice President/Head of Global Product Development/Head of Special Projects/Division Director
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager
Jennifer Dulski	Senior Vice President/Associate General Counsel
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Jesse Chai	Assistant Vice President/Equity Research Associate/Executive
Joel A. Ettinger	Vice President/Taxation/Associate Director
John C. Maxwell III	Senior Vice President
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading/Senior Portfolio Manager/Associate Director
John Felts	Authorized Signer
John J. Richie	Vice President
John Leonard	Executive Vice President/Global Head of Equities/Executive Director
John P. Bichelmeyer	Senior Vice President
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director
Jonas M. Krumplys	Senior Vice President
Jonathan M. Dennis	Assistant Vice President
Joseph A. Fiorilla	Vice President/Head of US Trading Operations/Associate Director
Joseph Devine	Senior Vice President/Chief Investment Officer, Global Ex-U.S. Equities/Division Director
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director
Joshua P. Brown	Assistant Vice President
Kalvin Wang	Authorized Signer
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading/Head of Credit Trading / Portfolio Manager/Division Director
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary/Division Director
Kenneth G. Gau	Senior Vice President
Kenneth G. McQuade	Senior Vice President
Kevin Lee	Authorized Signer
Kimberly A. Scott	Senior Vice President
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director
Lauren Weintraub	Vice President/Senior Equity Trader/Senior Manager
Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare/Division Director
Liv Wang	Authorized Signer
Lynne Robertson	Authorized Signer
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Head of Emerging Markets Credit Trading/ Associate Director
Marc J. Warden	Assistant Vice President
Mark G. Beischel	Senior Vice President
Matthew Hekman	Senior Vice President
Matthew T. Norris	Senior Vice President
Michael A. Yeager	Vice President
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary/Associate Director
Michael F. Capuzzi	Senior Vice President/Head of Investment Operations/US Chief Operating Officer/Division Director
Michael J. Daley	Senior Vice President
Michael Kopfler	Senior Vice President
Michael McGowan	Authorized Signer
Michael Q. Mahoney	Vice President/Fund Administration/Head of US Service Provider Management/Associate Director
Michael T. Wolverton	Vice President
Mira Stevovich	Vice President
Molly Graham	Assistant Vice President/Legal Services Manager
Nathan A Brown	Senior Vice President
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director
Nik Lalvani	Senior Vice President/Chief Investment Officer-Large Cap Value/Division Director
Ollie O’Heaghra	Authorized Signer
Paul Bothner	Authorized Signer
Peter Mack	Authorized Signer
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director
Ricardo Rodriguez	Vice President
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
Richard Stevens	Authorized Signer
Robert E. Nightingale	Senior Vice President
Robert Peden	Authorized Signer
Roger Cartwright	Authorized Signer
Ronald Lee	Authorized Signer
Ryan H. Zeldin	Assistant Vice President
Sabrina K. Saxer	Vice President
Sally J. Burk	Vice President
Sandy Lenoir	Anti-Money Laundering Officer/Division Director
Sarah C. Ross	Senior Vice President
Sarah Davison	Authorized Signer
Shaista Ahmad	Authorized Signer
Shawn K. Lytle	President/Head of Global Macquarie Investment Management/Executive Director
Sija Chen	Authorized Signer
Simon M. Flaim	Authorized Signer
Sonny Dinh	Authorized Signer
Stefan Lowenthal	Senior Vice President/Chief Investment Officer-Global Multi-Asset/Division Director
Stephen Carlson	Assistant Vice President
Stephen Healy	Authorized Signer
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/Associate Director
Stephen J. Busch	Senior Vice President/Global Head of Fund Services and US SMA Operations/Managing Director, Investments Business Management/Division Director
Steven D. Meuten	Assistant Vice President
Steven Zeng	Authorized Signer
Susan K. Regan	Senior Vice President
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director
Terrance M. O’Brien	Senior Vice President/Head of Portfolio Analytics/US Head of Quantitative and Markets Research/Division Director
Thaddeus P. Sieracki	Assistant Vice President
Thomas Ashley-Smith	Authorized Signer
Thomas Oakley	Authorized Signer
Tia Smith	Authorized Signer
Timothy J. Miller	Senior Vice President
Timothy L. Dykman	Senior Vice President
Tom Jacobs, Jr.	Vice President
W. Alexander Ely	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director
William J. Fink	Vice President/Deputy Chief Compliance Officer/Senior Manager
William J. Surles	Senior Vice President
William Speacht	Vice President/Deputy Chief Compliance Officer/Associate Director
Wojciech M. Maziarz	Authorized Signer
Yaroslav Lyovich	Assistant Vice President
Zachary H. Shafran	Senior Vice President

(22)

GW&K Investment Management, LLC

The directors and officers of GW&K Investment Management, LLC, have held, during the past two fiscal years, the following positions of a substantial nature.

Alexandra Lynn (AMG)	Chief Administrative Officer (AMG)
Daniel L. Miller, CFA (GW&K)	Partner, Director, Equities (GW&K)
David C. Ryan (AMG)	Director (AMG)
David J. Rouse (GW&K)	Chief Compliance Officer (GW&K)
David M. Billings (AMG)	General Counsel and Secretary (AMG)
Dwight D. Churchill (Board Chair) (AMG)	Director (AMG)
Félix V. Matos Rodríguez (AMG)	Director (AMG)
Garret Weston (AMG)	Managing Director – Co-Head of Affiliate Engagement, Distribution (AMG)
Harold G. Kotler, CFA (GW&K)	Chief Executive Officer, Chief Investment Officer (GW&K)
Jay C. Horgen (AMG)	President and Chief Executive Officer (AMG)
Jay C. Horgen (AMG)	Director (AMG)
Jeffrey W. Thibault, CFA (GW&K)	Partner, Equity Portfolio Manager (GW&K)
John B. Fox, CFA (GW&K)	Partner, Co-Director, Fixed Income (GW&K)
John Erickson (AMG)	Managing Director – Co-Head of Affiliate Engagement (AMG)
Karen L. Alvingham (AMG)	Director (AMG)
Lewis Collins (GW&K)	Partner, General Counsel (GW&K)
Martin R. Tourigny, CFA (GW&K)	Partner, Municipal Bond Portfolio Manager (GW&K)
Michael J. Clare (GW&K)	Partner, Director, Institutional (GW&K)
Nancy G. Angell, CFA (GW&K)	Partner, Co-Director, Fixed Income (GW&K)
Reuben Jeffery III (AMG)	Director (AMG)
Riz Jamal (AMG)	Managing Director, Head of Affiliate Investments (AMG)
T. Williams Roberts III (GW&K)	Co-President (GW&K)
Thomas F.X. Powers (GW&K)	Co-President (GW&K)
Thomas M. Wojcik (AMG)	Chief Financial Officer (AMG)
Tracy A. Atkinson (AMG)	Director (AMG)
Tracy P. Palandjian (AMG)	Director (AMG)

(23)

J.P. MORGAN INVESTMENT MANAGEMENT INC.

The directors and officers of J.P. Morgan Investment Management Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Andrea L. Lisher	Head of Americas, Client
Donohue, John T	Director/President/CEO/Head of Global Liquidity/Managing Director
Dowd, Joy C	Director/Managing Director
Gatch, George C	Director/Chairman/Managing Director
Katherine Manghillis	Secretary, Executive Director
Laskowitz, Jedediah	Head of Asset Management Solutions/Managing Director
Michele, Robert C	Director/CIO and Head of Global Fixed Income, Currency & Commodities/Managing Director
Oliva, John, L	Chief Compliance Officer/Managing Director
Peter Bonanno	General Counsel, Asset Management, Managing Director
Pil, Anton	Director/Global Head of Global Alternatives/Managing Director
Powell, Andrew	Director/AM CAO/Head of Global Client Service/Managing Director/Senior Business Manager
Quinsee, Paul A	Global Head of Equity/Director/Managing Director
Sullivan, Craig	Director/Treasurer/CFO/Managing Director

(24)

LOOMIS, SAYLES & COMPANY, L.P.

The directors and officers of Loomis, Sayles & Company, L.P have held, during the past two fiscal years, the following positions of a substantial nature.

Daniel J. Fuss, CFA, CIC	Vice Chairman of the Board of Directors, Executive Vice President, and Portfolio Manager
David Giunta	Director, Chief Executive Officer of Natixis Investment Managers US and Canada
David Waldman	Director, Executive Vice President, Deputy Chief Investment Officer
Donald P. Ryan	Vice President, Chief Compliance Officer, and Counsel
Estelle H. Burton	Controller
Gregory B. Woodgate	Vice President and Treasurer
John R. Gidman	Director, Executive Vice President, and Chief Operating Officer
John F. Russell	Director, Executive Vice President, and Head of Human Resources
Kevin P. Charleston	Chairman of the Board of Directors, Chief Executive Officer and President
Susan Sieker	Executive Vice President and Chief Financial Officer
Aziz V. Hamzaogullari	Director, Executive Vice President, Chief Investment Officer of the Growth Equity Strategies Team, and Portfolio Manager
Elaine M. Stokes	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Full Discretion Team
Richard G. Raczkowski	Director, Executive Vice President, Portfolio Manager, and Co-Head of the Relative Return Team
Maurice Leger	Director, Executive Vice President, and Director of Product Management and Strategic Planning
Matthew J. Eagan	Director, Executive Vice President, and Portfolio Manager
Timothy Ryan	Chief Executive Officer of Natixis Investment Managers
Kinji Kato	Honorary Chairman, Natixis Investment Managers Japan
Rebecca Radford	Executive Vice President, General Counsel

(25)

LSV ASSET MANAGEMENT

The directors and officers of LSV Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Bala Ragothaman	Chief Technology Officer
Josef Lakonishok	Chief Executive Officer and Chief Investment Officer
Josh O'Donnell	Chief Risk Officer
Josh O’Donnell	Chief Legal Officer and Chief Compliance Officer
Kevin Phelan	Chief Operating Officer

(26)

MacKay Shields, LLC

The directors and officers of MacKay Shields, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Susser	Officer/ Director
Anthony Malloy	Officer/ Director
Chris Fitzgerald	Officer/ Director
Dale Sang	Officer/ Director
Frank Harte	Officer/ Director
Janelle Woodward, CFA	Officer/ Director
Jeffrey Phlegar	Officer/ Director
John Akkerman, CFA, CAIA	Officer/ Director
John Loffredo	Officer/ Director
Kirk Lehneis	Officer/ Director
Michael Corker	Officer/ Director
Naim Abou-Jaoude	Officer/ Director
Rene Bustamante	Officer/ Director
Robert DiMella	Officer/ Director
Yie-Hsin hung	Officer/ Director
Young Lee	Officer/ Director

 (27)

MFS Investment Management

The directors and officers of MFS Investment Management have held, during the past two fiscal years, the following positions of a substantial nature.

Amanda S. Mooradian	Assistant Secretary
Amrit Birsingh Kanwal	Executive Vice President; Chief Financial Officer
Carol W. Geremia	Director, President and Head of Global Distribution
Colm J. Freyne	Director
Daniel W. Finegold	Assistant Secretary
Edward M. Maloney	EVP and CIO
Heidi W Hardin	Executive Vice President, General Counsel and Secretary
Jacques Goulet	Director
Jessica Howell	Assistant Secretary
Jonathan N. Aliber	EVP and Chief Technology Officer
Joseph A. Zelic	Tax Officer and Assistant Treasurer
Kevin D. Strain	Director
Mark A. Leary	Executive Vice President; Chief Human Resources Officer
Melissa J. Kennedy	Director
Michael William Roberge	Director, Chairman of the Board, Chairman and Chief Executive Officer
Michelle Thompson-Dolberry	EVP and Chief Diversity, Equity and Inclusion Officer
Mitchell C. Freestone	Assistant Secretary
Rosa Licea-Mailloux	Chief Compliance Officer
Scott Chin	Treasurer
Stephen C. Peacher	Director

(28)    Neuberger Berman Investment Advisers LLC

The directors and officers of Neuberger Berman Investment Advisers LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Komaroff	Executive Vice President and Chief Operating Officer
Brad Cetron	Chief Compliance Officer, Head of Compliance for Neuberger Berman and Managing Director
Bradley Tank	President – Fixed Income, CIO - Fixed Income
Douglas Kramer	Head of Institutional Equity and Multi-Asset and Managing Director
George Walker	Chairman of the Board and Chief Executive Officer
Heather Zuckerman	Executive Vice President, Chief of Staff and Secretary
Jacques Lilly	Executive Vice President and Head of Corporate Development
Joseph Amato	President - Equities, CIO - Equities
Kenneth deRegt	Chief Operating Officer - Fixed Income and Managing Director
Leo Anthony Viola	Controller and Managing Director
Michael Chinni	Treasurer and Senior Vice President
Patrick Deaton	Chief Operating Officer - NBAIM and Managing Director
Paul Lanks	Chief Operating Officer - PWM
Vanessa Rosenthal	Chief Operating Officer - Institutional Equity and Multi-Asset and Managing Director
William Arnold	Executive Vice President and Chief Financial Officer

(29)

PGIM

The directors and officers of PGIM (Formerly Prudential Investment Management, Inc.) have held, during the past two fiscal years, the following positions of a substantial nature.

Adam Rosenthal (PGIM, Ltd.)	Risk Management Director
Allen A. Weaver (PGIM, Inc.)	Director, Senior Managing Director & Vice President
Andrew Crain (PGIM Ltd. )	Vice President, EMEA Chief Compliance Officer
Batoolah Dawreeawoo (PGIM Ltd)	Chief Legal Officer
Chad Earnst (PGIM, Inc.)	Vice President and Chief Compliance Officer
Daniel Malooly (PGIM Ltd.)	Managing Director
David A. Hunt (PGIM, Inc.)	Chairman, Director, President & CEO PGIM
Edward McMurdo Farley (PGIM Ltd.)	Managing Director and Head of EMEA Investment Grade
Elizabeth Samson (PGIM Ltd.)	Vice President, Director
Eric B. Collinet-Adler (PGIM, Inc.)	Senior Managing Director, PGIM Real Estate Finance & Vice President
Jennifer Finnerty (PGIM, Ltd.)	Risk Manager
Jonathan Butler (PGIM Ltd.)	Managing Director
Jurgen Muhlhauser (PGIM, Inc.)	Director, Vice President, and Chief Financial Officer
Mark Fresson (PGIM Ltd.)	Vice President, Director
Maureen Baker Fialcowitz (PGIM, Inc.)	Vice President and Chief Legal Officer
Maureen Fialcowitz (PGIM, Inc.)	Vice President and Chief Legal Officer, PGIM
Michael Lillard (PGIM, Inc.)	Director, Senior Managing Director, Senior Vice President
Sarah McMullen (PGIM, Ltd.)	Principal and Head of EMEA Client Advisory
Stephen Warren (PGIM Ltd).	Managing Director
Susan Pollard (PGIM, Ltd.)	Human Resources Director
Taimur Hyat (PGIM, Inc.)	Chief Operating Officer, Vice President

(30)      PIMCO

The directors and officers of Pacific Investment Management Company LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Scott Mather	Managing Director, CIO (U.S. Core Strategies)
Daniel Ivascyn	Managing Director, Executive Committee, Group CIO
David Flattum	Managing Director, Global General Counsel
Mark Kiesel	Managing Director, CIO (Global Credit)
Andrew Balls	Managing Director, CIO (Global)
Nadia Zakir	Managing Director, Global Head of Compliance and CCO
Marc Seidner	Managing Director, Executive Committee, CIO (Non-traditional Strategies)
Kimberley Korinke	Managing Director, Executive Committee
Emmanuel Roman	Managing Director, Executive Committee, CEO
Craig Dawson	Managing Director, Executive Committee
Christian Stracke	Managing Director, Executive Committee
John Kirkowski	Managing Director, CFO
Peter Strelow	Managing Director, Co-COO
Robin Shanahan	Managing Director, Co-COO
Candice Stack Whitten	Managing Director, Executive Committee
Jerome Schneider	Managing Director, Executive Committee
Gregory Hall	Managing Director, Executive Committee
Julie Meggers	Managing Director, Executive Committee
Elizabeth Cantrill	Managing Director, Executive Committee

(31)

PINEBRIDGE INVESTMENTS LLC

The directors and officers of PineBridge Investments LLC. have held, during the past two fiscal years, the following positions of a substantial nature.

Eric Smith	General Counsel
Gregory Ehret	Director and Chief Executive Officer
Michael Karpik	Director and Chief Operating Officer
Pierre Mellinger	President of PineBridge Investments Partners LLC
Tracie Ahern	Director and Chief Financial Officer
William Corson	Chief Compliance Officer

(32)

PORTOLAN CAPITAL MANAGEMENT, LLC

The directors and officers of Portolan Capital Management, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Betsy Flaherty	Chief Compliance Officer
Christopher Nardone	Chief Financial Officer
George McCabe	Owner, Chief Investment Officer
Nancy Bonner	Chief Operating Officer

(33)

PRINCIPAL GLOBAL INVESTORS, LLC

The directors and officers of Principal Global Investors, LLC, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Amy C. Friedrich	President - U.S. Insurance Solutions
Angela R. Sanders	Senior Vice President/Controller
Barbara McKenzie	Senior Executive Director - Investments
Bethany A. Wood	Senior Vice President/Chief Marketing Officer
Betsy J. Bernard	Director
Blair C. Pickerell	Director
C. Daniel Gelatt, Jr.	Director
Christopher J. Littlefield	Executive Vice President/General Counsel/Secretary
Daniel Houston	Chairman, President and Chief Executive Officer - Principal Financial Group
David Blake	Senior Executive Director - Fixed Income
Deanna D. Strable-Soethout	Executive Vice President/Chief Financial Officer
Dennis Jon Menken	Senior Vice President
Diane C. Nordin	Director
Elizabeth E. Tallett	Director
Ellen Shumway	Senior Executive Directory - Strategy & Investment
Gary P. Scholten	Executive Vice President/Chief Information Officer/Chief Digital Officer
Gerald W. Patterson	Senior Vice President/Retirement and Income Solutions
Gregory A. Linde	Senior Vice President/Individual Life
Jill Hittner	Executive Director - Chief Financial Officer, Principal Global Investors
Jocelyn Carter-Miller	Director
Jon N. Couture	Senior Vice President/Chief Human Resources Officer
Jonathan S. Auerbach	Director
Kamal Bhatia	President, Principal Funds
Kara M. Hoogensen	Senior Vice President/Specialty Benefits
Kevin McCullum	Senior Vice President and Chief Risk Officer
Leanne M. Valentine	Senior Vice President/Deputy General Counsel
Luis E. Valdes	President - International Asset Management and Accumulation
Mark S. Lagomarcino	Senior Vice President/Deputy General Counsel
Michael T. Dan	Director
Nicholas M. Cecere	Senior Vice President - USIS Distribution
Noreen Fierro	Senior Vice President and Chief Compliance Officer
Patrick Halter	Chief Executive Officer & President - Principal Global Asset Management
Pedro Esteban Borda Teruggi	Senior Vice President/Chief Operating Officer, Principal International
Renee V. Schaaf	President - Retirement and Income Solutions
Roberto Andres Walker	Senior Vice President/President, Principal Financial Group - Latin America
Roger C. Hochschild	Director
Sandra L. Helton	Director
Scott M. Mills	Director
Srinivas Dharam Reddy	Senior Vice President/Retirement and Income Solutions
Wee Yee (Thomas) Cheong	Senior Vice President/President, Principal Asia

 (34)

RIVER ROAD ASSET MANAGEMENT

The directors and officers of River Road Asset Management have held, during the past two fiscal years, the following positions of a substantial nature.

Elizabeth A. Brenner, PhD, SPHR	Chief Human Resrouces Officer
Greg E. Deuser, CFA	Chief Investment Risk & Analytics Officer
Henry W. Sanders III, CFA	Executive Vice President & Senior Portfolio Manager
J. Alex Brown	Co-Chief Investment Officer & Director of Research
R. Andrew Beck	Chief Executive Officer & Senior Portfolio Manager
Robert W. Wainwright	Chief Business Development Officer
Thomas D. Mueller, CFA, CPA	Chief Operating Officer & Chief Compliance Officer
Thomas S. Forsha, CFA	Co-Chief Investment Officer & Portfolio Manager

(35)

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.,

The directors and officers of Schroder Investment Management North America Inc., have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew Moscow	Head of FIxed Income Mangement SIMNA Ltd
Carin Muhlbaum	Assistant Secretary- SIMNA Inc.
Christopher Neil Taylor	Director- SIMNA Ltd
Janice McCann	Assistant Secretary- SIMNA Inc.
Lance DeLuca	COO Investment SIMNA Ltd
Lisa Hornby	Director - Head of US Multi-Sector Fixed Income
Nick Patnaik	Deputy Chief Compliance Officer SIMNA Inc.
Patricia Woolridge	Secretary-SIMNA Inc.
Paul James Chislett	Director- SIMNA Ltd
Paul James Chislett	Director - Global Head of Asset Finance - SIMNA Inc
Philip Gallo	Chief Compliance Officer- SIMNA Inc.
Philip Middleton	Director - CEO of North America
Ryan Chelf	Assistant Secretary- SIMNA Inc.
SchroderCorporateServices Ltd	Secretary- SIMNA Ltd
Tiffani Potesta	Director - Chief Strategy Officer SIMNA Inc.
William Sauer	Officer - Head of Operations, SIMNA Inc.

(36)

T. ROWE PRICE GROUP, INC.

The directors and officers of T. Rowe Price Group, Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

David Oestreicher (TRPA)	Chief Legal Officer and Corporate Secretary
David Oestreicher (TRPIL)	Secretary
Emma Beal (TRPIL)	Assistant Secretary/Director
Justin Thomson (TRPIL)	Director
Louise Johnson (TRPIL)	Chief Compliance Officer/Director
Mary Ann Picciotto (TRPA)	Interim Chief Compliance Officer
Riki Chao (TRPSING)	Chief Compliance Officer/Director
Rober W. Sharps (TRPA)	Director
Robert C.T. Higginbotham (TRPIL)	President/Director
William Joseph Stromberg (TRPA)	President/Director

(37)

TCW INVESTMENT MANAGEMENT COMPANY

The directors and officers of TCW Investment Management Company have held, during the past two fiscal years, the following positions of a substantial nature.

David Lippman	President & Chief Executive Officer, The TCW Group, Inc.
Eliot P. S. Merrill	Managing Director, The Carlyle Group
Gladys Xiques	Global Chief Compliance Officer
John Redett	Managing Director, The Carlyle Group
Laird R. Landmann	Group Managing Director, Co-Director Fixed Income, The TCW Group, Inc.
Liz Kraninger	Chief Operations Officer
Marc I. Stern	Chairman. The TCW Group, Inc.
Masamichi Kishimoto	Managing Director, Corporate Management, The TCW Group, Inc.
Meredith Jackson	Executive Vice President, General Counsel
Penelope D. Foley	Group Managing Director, Emerging Markets & International Equities Group, The TCW Group, Inc.
Richard Villa	Chief Financial Officer
Rishi Modi	Managing Director, The Carlyle Group
Shinichi Okamoto	Board member, Compensation Committee member and Audit Committee member, Executive Officer and Regional CEO for the Americas and Europe for Nippon Life Insurance Company

(38)

THOMPSON, SIEGEL & Walmsley, LLC

The directors and officers of Thompson, Siegel & Walmsley, LLC Inc. have held, during the past two fiscal years, the following positions of a substantial nature.

Brett Phelan Hawkins	Chief Investment Officer
John Lawrence Reifsnider	Chief Executive Officer/President
Joseph M. VanCaster	Chief Financial Officer
Pieter Van Saun	Director of Operations
Wayne Winborne Boyles	Chief Compliance Officer

(39)       Wellington Management Company LLP

The directors and officers of Wellington Management Company, LLP have held, during the past two fiscal years, the following positions of a substantial nature.

Jean M. Hynes	Chief Executive Officer, Wellington Management Company LLP
Stephen Klar	President, Wellington Management Company LLP
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas, Wellington Management CompanyLLP
James S. Peterson	Managing Director and Chief Compliance Officer, Wellington Management Company LLP
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer, Wellington Management CompanyLLP

(40)

Western Asset Management Company, LLC

The directors and officers of Western Asset Management Company, LLC have held, during the past two fiscal years, the following positions of a substantial nature.

Andrew J. Bowden	Chief Operating Officer
Arthur T. Spalding	Treasurer and Controller
Charles A. (Tony) Ruys de Perez	General Counsel and Secretary; Head of Legal & Compliance
Daniel E. Giddings	Assistant Secretary; Manager, International Legal & Compliance
David I. Hugh	Global Head of Finance
Dennis McNamara, CFA	Director of Portfolio Operations
James W. Hirschmann	Chief Executive Officer and President
Jed A. Plafker	Executive Vice President, Head of Global Distribution, Franklin Templeton. (Non-Executive Manager)
Jennifer Johnson	President, Chief Executive Officer, Franklin Templeton (Non-Executive Officer)
Marzo Bernardi	Director of Global Client Service & Marketing
Matthew Nicholls	Executive Vice President, Chief Financial Officer, Franklin Templeton. (Non-Executive Manager)

(41)

WILLIAM BLAIR INVESTMENT MANAGEMENT, LLC

The directors and officers of William Blair have held, during the past two fiscal years, the following positions of a substantial nature.

Brent Walker Gledhill	President, Executive Committee Member
Cissie Citardi	General Counsel
Edgar David Coolidge III	Vice Chairman
John Carroll Moore	Executive Committee Member
John Roger Ettelson	CEO, Executive Committee Member
Jon Walter Zindel	Executive Committee Member, CFO
Ryan DeVore	Executive Committee Member
Stephanie Braming	Head of Investment Management, Executive Committee Member

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))

Beech Gate Millfield Lane

Lower Kingswood, Tadworth, Surrey

KT20 6RP, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Acadian Asset Management LLC
260 Franklin St,
Boston, MA 02110

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, NY 10105

Allspring Global Investments
555 West 5th Street, 5th Floor
Los Angeles, CA 90013

Aristotle Capital Management, LLC
11100 Santa Monica Boulevard, Suite 1700,
Los Angeles, CA 90025

ArrowMark Partners
100 Fillmore Street, Suite 325
Denver, Colorado 80206

Arrowstreet Capital, LP
200 Clarendon Street, 30th Floor
Boston, Massachusetts 02116

Boston Partners Global Investors, Inc.
One Beacon Street
30th Floor
Boston, MA 02108

Brandywine Global Investment Management LLC
1735 Market Street
Suite 1800
Philadelphia, PA 19103

Causeway Capital Management, Inc. (Causeway)
11111 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025

ClariVest Asset Management LLC
3611 Valley Centre Drive, Suite 100
San Diego, CA 92130

D.E. Shaw Investment Management LLC

1166 Avenue of the Americas, Ninth Floor

 New York, NY 10036

FIAM, LLC
900 Salem Street
Smithfield, RI 02917

J.P. Morgan Investment Management Inc.
383 Madison Avenue
New York, NY 10179

Loomis, Sayles & Company, L.P.
One Financial Center
Boston, Massachusetts, 02111

LSV Asset Management
155 North Wacker Drive, Suite 4600
Chicago, IL 60606

MacKay Shields
1245 6th Avenue
New York, NY 10105

MFS Investment Management
111 Huntington Avenue
Boston, Massachusetts, 02199

Neuberger Berman Investment Advisers LLC

1290 Avenue of the Americas

New York, NY 10104

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

PineBridge Investments LLC
Park Avenue Tower
65 E 55th St., 6th Floor
New York, NY 10022

Portolan Capital Management, LLC
Two International Place, 26th Floor
Boston, Massachusetts 02110

PGIM, Inc.
655 Broad Street
Newark, NJ 07102

Principal Global Investors, LLC
801 Grand Avenue
Des Moines, IA 50392

River Road Asset Management

462 S 4th Street

Louisville, KY 40202

Schroder Investment Management North America Inc.
7 Bryant Park,
New York, New York,

T. Rowe Price Group, Inc.
100 East Pratt Street
Baltimore, MD 21202

TCW Investment Management Company

865 South Figueroa Street

Suite 1800

Los Angeles, CA 90017

Thompson, Siegel & Walmsley, LLC
6641 West Broad Street, Suite 600
Richmond, Virginia 23230

Wellington Management Company, LLP

280 Congress Street

Boston, MA 02210

William Blair & Company, LLC
150 North Riverside Plaza
Chicago, IL 60606

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer	None
Robert F. Bachman	Executive Vice President and Director (2023)	None
Dalton Gustafson	President and Director (2023)	None
Natalie Kavanaugh	Chief Legal Officer	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer	None
Timothy Mulcahy	Director	None
John Slyconish	Treasurer	None
Natalie Kavanaugh	Secretary	None
Lisa D. Krieser	Assistant Secretary	None
Michael Shulman	Assistant Treasurer (2022)	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Strategic Advisers LLC and Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, The Bank of New York Mellon, 1 Wall Street, New York, NY and State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

Item 34.

Management Services

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 120 & 123 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 14th day of February 2024.

Fidelity Rutland Square Trust II
By	/s/Heather Bonner Heather Bonner, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Heather Bonner Heather Bonner		President and Treasurer (Principal Executive Officer)	February 14, 2024

/s/John J. Burke III		Chief Financial Officer	February 14, 2024
John J. Burke III		(Principal Financial Officer)

/s/Mary C. Farrell	*	Trustee	February 14, 2024
Mary C. Farrell

/s/Karen Kaplan	*	Trustee	February 14, 2024
Karen Kaplan

/s/Christine Marcks	*	Trustee	February 14, 2024
Christine Marcks

/s/Charles S. Morrison	*	Trustee	February 14, 2024
Charles S. Morrison

/s/Nancy Prior	*	Trustee	February 14, 2024
Nancy Prior

/s/Harold Singleton III	*	Trustee	February 14, 2024
Harold Singleton III

/s/Heidi L. Steiger	*	Trustee	February 14, 2024
Heidi L. Steiger

*	By:	/s/Megan C. Johnson
Megan C. Johnson, pursuant to a power of attorney dated January 1, 2024 and filed herewith.

POWER OF ATTORNEY

We, the undersigned Trustees of Fidelity Rutland Square Trust II (the “Trust”), pursuant to the authority granted to the Trust’s Board of Trustees in Section 4.01(l) of Article IV of the Trust’s Trust Instrument dated March 8, 2006, hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Trust on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and on our behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 2024.

WITNESS our hands on this first day of January, 2024.

/s/Mary C. Farrell	/s/Nancy Prior
Mary C. Farrell	Nancy Prior

/s/Karen Kaplan	/s/Harold Singleton III
Karen Kaplan	Harold Singleton III

/s/Christine Marcks	/s/Heidi L. Steiger
Christine Marcks	Heidi L. Steiger

/s/Charles S. Morrison
Charles S. Morrison